                                                                   Exhibit 10.15








                             LANIER WORLDWIDE, INC.
                               PENSION EQUITY PLAN

                  (as amended and restated as of July 1, 1997)

                                TABLE OF CONTENTS

ARTICLE ONE HISTORY AND EFFECTIVE DATE............................................................................1
ARTICLE TWO CONSTRUCTION..........................................................................................1
   2.1   Controlling Laws.........................................................................................1
   2.2   Construction.............................................................................................1
ARTICLE THREE DEFINITIONS.........................................................................................2
   3.1   Accrued Benefit..........................................................................................2
   3.2   Accrued Benefit Percentage...............................................................................2
   3.3   Actuarial Equivalent.....................................................................................2
   3.4   Affiliate................................................................................................3
   3.5   Authorized Leave of Absence..............................................................................3
   3.6   Annuity Starting Date....................................................................................3
   3.7   Average Compensation.....................................................................................3
   3.8   Beneficiary..............................................................................................3
   3.9   Board....................................................................................................3
   3.10     Break in Service......................................................................................3
   3.11     Code..................................................................................................4
   3.12     Committee.............................................................................................4
   3.13     Compensation..........................................................................................4
   3.14     Covered Compensation..................................................................................5
   3.15     Determination Date....................................................................................5
   3.16     Early Retirement Date.................................................................................5
   3.17     Eligible Employee.....................................................................................5
   3.18     Employee..............................................................................................6
   3.19     Employer..............................................................................................6
   3.20     Employment Commencement Date..........................................................................6
   3.21     Employment Termination Date...........................................................................6
   3.22     ERISA.................................................................................................6
   3.23     Hour of Service.......................................................................................6
   3.24     Lump Sum Benefit......................................................................................7
   3.25     Named Fiduciary.......................................................................................7
   3.26     Normal Retirement Age.................................................................................7
   3.27     Normal Retirement Date................................................................................7
   3.28     Participant...........................................................................................7
   3.29     Plan..................................................................................................7
   3.30     Plan Sponsor..........................................................................................7
   3.31     Plan Year.............................................................................................7
   3.32     Prior Plan Accrued Benefit............................................................................8
   3.33     Reemployment Commencement Date........................................................................8
   3.34     Spouse................................................................................................8
   3.35     Trust Agreement.......................................................................................8
   3.36     Trust Fund............................................................................................8
   3.37     Trustee...............................................................................................8

   3.38     Vested Date...........................................................................................8
   3.39     Year of Service.......................................................................................8
ARTICLE FOUR PARTICIPATION.......................................................................................11
   4.1   General Rule............................................................................................11
   4.2   Change in Employment Status or Transfer From An Affiliate...............................................11
   4.3   Reemployment Rule.......................................................................................11
   4.4   Leased Employees........................................................................................12
ARTICLE FIVE BENEFITS............................................................................................12
   5.1   Accrued Benefit.........................................................................................12
   5.2   Lump Sum Benefit Formula................................................................................12
   5.3   Vested Benefits Upon Termination of Employment..........................................................18
   5.4   Disability Retirement Benefit...........................................................................18
   5.5   Suspension of Benefits..................................................................................20
   5.6   Calculation of Additional Accrued Benefit-Following Initial Payment of Benefits.........................22
ARTICLE SIX BENEFIT PAYMENT FORMS................................................................................23
   6.1   Normal Payment Forms....................................................................................23
   6.2   Election Procedures and Timing..........................................................................24
   6.3   Description of Options..................................................................................26
   6.4   Beneficiary.............................................................................................27
   6.5   No Estoppel.............................................................................................27
   6.6   Claims for Benefits.....................................................................................28
ARTICLE SEVEN SURVIVOR BENEFIT...................................................................................29
   7.1   Preretirement Survivor Benefit..........................................................................29
   7.2   No Post Retirement Survivor Benefits....................................................................30
ARTICLE EIGHT PLAN FUNDING.......................................................................................30
   8.1   Contributions...........................................................................................30
   8.2   Trust Fund..............................................................................................30
   8.3   Prohibition Against Reversion...........................................................................30
ARTICLE NINE NAMED FIDUCIARIES AND PLAN SPONSOR..................................................................31
   9.1   Named Fiduciaries.......................................................................................31
   9.2   Allocation and Delegation by Named Fiduciaries..........................................................31
   9.3   Advisers................................................................................................32
   9.4   Dual Fiduciary Capacities...............................................................................32
   9.5   Committee Power and Duties..............................................................................32
ARTICLE TEN TRUST FUND AND TRUSTEE...............................................................................34
ARTICLE ELEVEN TERMINATION, AMENDMENT AND TRANSFERS..............................................................34
   11.1     Right to Terminate...................................................................................34
   11.2     Full Vesting Upon Termination........................................................................34
   11.3     Allocation of Assets.................................................................................34
   11.4     Merger, Consolidation and Transfer of Assets or Liabilities..........................................35
   11.5     Amendment............................................................................................35
ARTICLE TWELVE RESTRICTIONS ON CERTAIN BENEFITS..................................................................35
   12.1     Limitations on Annual Benefit........................................................................35
   12.2     Limit on Benefits of Highest-Paid Employees in the Event of Plan Termination.........................36

ARTICLE THIRTEEN MISCELLANEOUS...................................................................................37
   13.1     Spendthrift Clause...................................................................................37
   13.2     Legally Incompetent..................................................................................37
   13.3     Benefits Supported Only By Trust Fund................................................................37
   13.4     Discrimination.......................................................................................37
   13.5     Plan Not an Employment Contract......................................................................38
   13.6     Claims...............................................................................................38
   13.7     Nonreversion.........................................................................................38
   13.8     Agent for Service of Process.........................................................................38
   13.9     Top Heavy Plan.......................................................................................38
   13.10    Qualified Domestic Relations Orders..................................................................40
   13.11    Income Tax Withholding...............................................................................40
EXHIBIT A.........................................................................................................1
ARTICLE ONE.......................................................................................................1

                             LANIER WORLDWIDE, INC.
                               PENSION EQUITY PLAN
                  (as amended and restated as of July 1, 1997)

                                  ARTICLE ONE

                           HISTORY AND EFFECTIVE DATE

The Lanier Worldwide, Inc. Pension Equity Plan (the "Plan") is an amendment and restatement of the Lanier Worldwide, Inc. Pension Plan in effect as of July 1, 1994, as last amended as of June 28, 1994. The Plan in effect as of July 1, 1994 was an amendment and restatement of the Plan effective as of August 1, 1991. The Plan in effect as of August 1, 1991 was an amendment and restatement of the Plan effective as of April 30, 1990. The Plan in effect as of April 30, 1990 was an amendment and restatement of the Harris/3M Document Products, Inc. Pension Plan, as originally effective as of January 1, 1986 and as last amended and restated effective as of July. 1, 1987 ("Harris/DPI Plan"). The Harris/Lanier Retirement Plan and Trust ("Harris/LBP Plan"), as originally effective as of July 1, 1965 and as last amended and restated effective as of January 1, 1988, was merged into the Plan effective as of October 1, 1989.

Except as expressly provided otherwise, the provisions of the Plan as amended and restated as of July 1, 1997 shall apply only to those individuals who are employees of an Employer on or after July 1, 1997. Any benefits of an individual whose employment with an Employer terminated before July 1, 1997 and who is not reemployed by an Employer after such date shall, except as expressly provided otherwise in the Plan, be determined solely in accordance with the provisions of the relevant prior Plan document (or documents).

                                  ARTICLE TWO

                                  CONSTRUCTION
                                  ------------

2.1 CONTROLLING LAWS. The Plan and its related Trust Agreement shall be construed and interpreted under the laws of the State of Georgia, without regard to its principles of conflicts of laws, to the extent such laws are not preempted by ERISA.

2.2 CONSTRUCTION. Plan headings and subheadings are for convenience of reference only and are not to be construed to alter the terms of the Plan. Wherever used in the Plan, terms expressed in the masculine gender shall be deemed to include the feminine gender, and unless the context otherwise requires, terms in the plural shall include the singular, and terms in the singular shall include the plural. References in the Plan to "Sec." shall be to a section in the Plan unless otherwise indicated.

                                                             Pension Equity Plan

                                  ARTICLE THREE

                                   DEFINITIONS
                                   -----------

The following capitalized terms and phrases shall have the following respective meanings unless the context clearly indicates otherwise:

3.1 ACCRUED BENEFIT. A Participant's benefit under the Plan as described in Sec.
5. 1.

3.2 ACCRUED BENEFIT PERCENTAGE. The percentage determined in accordance with Sec. 5.2(b).

3.3 ACTUARIAL EQUIVALENT. A form of benefit equivalent to the value of the form of benefit being replaced, computed as follows:

         (a) For purposes of calculating (i) a Participant's Accrued Benefit based on his Lump Sum Benefit and (ii) benefit forms other than an annuity form:

                  (1) Except as provided in clause (2) below, the applicable mortality table is the 1983 Group Annuity Mortality Table using 50% of the male mortality rates and 50% of the female mortality rates, as published by the Secretary of the Treasury or such other mortality table designated by the Secretary of the Treasury under section 417(e) of the Code, and the annual interest rate on 30-year Treasury securities for the May prior to the Plan Year which contains the Participant's Annuity Starting Date;

                  (2) In the case of an Annuity Starting Date occurring before July 1, 2000 for a Participant employed on July 1, 1997 who will attain his Early Retirement Date on or before July 1, 2002, the unloaded 1983 Group Annuity Mortality Table for males with a one year set-back for a Participant and a five year set-back for a Participant's Spouse or Beneficiary, and an interest rate equal the Pension Benefit Guaranty Corporation ("PBGC") interest rate (deferred or immediate, whichever is appropriate) that would be used by the PBGC as of the first day of the Plan Year which contains the Annuity Start Date for purposes of determining the present value of a single sum distribution on a plan termination.

         (b) For purposes of calculating any annuity form of benefit other than the Participant's Accrued Benefit:

                  (1) The unloaded 1983 Group Annuity Mortality Table for males with a one year set-back for a Participant and a five year set-back for a Participant's Spouse or Beneficiary, and




                                                             Pension Equity Plan

                  (2) An interest rate assumption equal to 7% per annum, compounded annually.

3.4 AFFILIATE. Any entity that is (a) a member of a controlled group of corporations (as defined in section 414(b) of the Code) of which an Employer is a member, (b) a trade or business, whether or not incorporated, that is under "common control" (as defined in section 414(c) of the Code) with an Employer,
(c) an organization that is a member of an affiliated service group (as defined in section 414(m) of the Code) with an Employer, a corporation described in clause (a) of this subdivision or a trade or business described in clause (b) of this subdivision; or (d) an organization which is required to be aggregated with an Employer (under section 414(o) of the Code).

3.5 AUTHORIZED LEAVE OF ABSENCE. Any period of absence authorized by an Employer under its standard personnel practices, including as required by the Family and Medical Leave Act of 1993, provided that the Employee returns to the employ of the Employer by the end of such period, except as may be otherwise required by the Family and Medical Leave Act of 1993.

3.6 ANNUITY STARTING DATE. The first day of the first month for which an amount is payable as a benefit under the Plan.

3.7 AVERAGE COMPENSATION. As of any Determination Date, the average of a Participant's Compensation during the five consecutive calendar year period during which the Participant was an Employee (or actual number of consecutive calendar years the Employee was an Employee for less than five) in which such average is highest out of the ten consecutive calendar year period during which the Participant was an Employee or if such period is less than ten consecutive years, the duration of such period. Notwithstanding the foregoing, the Average Compensation of any Participant shall not be less than his Average Compensation determined as of July 31, 1991 under the Plan as in effect on such date.

3.8 BENEFICIARY. A person last designated by a Participant to receive all or a portion of the Participant's interest under the Plan in the event of the Participant's death, subject to the provisions of Secs. 6.4 and 7. 1.

3.9 BOARD. The board of directors of the Plan Sponsor.

3.10 BREAK IN SERVICE. Any 12 consecutive month period beginning on an Employee's Employment Termination Date or anniversary of such date during which the Employee has not completed an Hour of Service for an Employer. For purposes of this definition, an Employee shall be credited with an Hour of Service for any period in which the Employee (i) is on an Authorized Leave of Absence for reasons other than those identified in subsection (ii); (ii) is on an Authorized Leave of Absence for up to 24 consecutive months because of (A) the Employee's pregnancy, (B) the birth of the Employee's child, (C) the placement of a child with the Employee in connection with the Employee's adoption of such child, or
(D) the need to care for such child


                                                             Pension Equity Plan
for a period beginning immediately following such birth or adoption; or (iii) is absent from work due to qualified military service (as such term is defined in the Uniformed Services Employment and Reemployment Act of 1994) and is entitled to reemployment under such Act. Notwithstanding the foregoing, clause (ii) shall not be applicable unless the Employee furnishes to the Committee such legal documentation as it may be reasonably require to establish to the Committee's satisfaction that the absence is for reasons set forth in such clause and to verify the duration of such absence.

3.11 CODE. The Internal Revenue Code of 1986, as amended.

3.12 COMMITTEE. The Pension and Retirement Committee of the Board.

3.13 COMPENSATION. For each Participant, the sum of (a) and (b), minus (c), where

         "(a)" equals the Participant's base salary and wages paid by the Participant's Employer, and other amounts paid by the Employer that are includible in the Participant's gross income, but excluding payments described in (c) below, including overtime payments, commission payments, annual bonuses, regional and shift differentials, vacation pay, compensation received while on an Authorized Leave of Absence, and short-term disability payments;

         "(b)" equals the elective deferrals made by an Employer on behalf of such Participant that are not includible in the Participant's gross income for federal income tax purposes for such period because either
         (i) such deferrals are contributed to a cash or deferred arrangement described in section 401(k) of the Code or (ii) they are excluded under section 125 of the Code; and

         "(c)" equals any payment made under a severance pay plan or program, any payment made in consideration of the Participant's release of claims in favor of an Employer or an Affiliate, any foreign or domestic assignment allowance, any contest payments, any expense-related reimbursements (including reimbursements commonly referred to as "Runzheimer" payments), any signing bonuses, any payment made under any long-term incentive plan and the value of life insurance includible in the Participant's gross income.

For purposes of the Plan and to the extent required by section 414(u) of the Code and the Uniformed Service Employment and Reemployment Rights Act of 1994, the Participant's Compensation during a period of qualified military service shall be deemed to equal the Compensation the Participant would have received during the period of qualified military service but for his absence due to qualified military service. If the Compensation the Participant would have received during such period is not reasonably certain, the Participant's Compensation for his period of qualified military service shall be based on the Participant's Compensation during the 12-month period (or, if shorter, the period of employment) immediately preceding the qualified military service.



                                                             Pension Equity Plan

The amount of an Employee's Compensation that may be taken into account for any purpose of the Plan shall not exceed (i) for the Plan Year commencing on July 1, 1997, $160,000 and (ii) for each subsequent Plan Year, the amount prescribed by
Section 4017(a)(17) of the Code (as adjusted for increases in the cost-of-living pursuant to section 401(a)(17)(B) of the Code).

3.14 COVERED COMPENSATION. For each Participant, as of any Determination Date, the average of the taxable wage bases (as defined in the last sentence hereof) in effect under the Social Security Act for each calendar year during the 35-year period ending with the last day of the calendar year in which such Participant attains (or will attain) social security retirement age (as defined in the last sentence hereof) determined by assuming that the taxable wage bases for all future years shall be the same as the taxable wage base in effect as of the beginning of the Plan Year which includes the Determination Date. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's Covered Compensation for the Plan Year during which he attained social security retirement age. For purposes of this definition, the term "taxable wage base" means for any Plan Year the contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of such Plan Year, and the term "social security retirement age" means age 65 for a Participant born before January 1, 1938; age 66 for a Participant born after December 31, 1937 and before January 1, 1955; and age 67 for a Participant born after December 31, 1954.

3.15 DETERMINATION DATE. The earlier of (i) the date as of which a Participant's Accrued Benefit is determined under the Plan and (ii) the most recent date the Participant terminated employment as an Eligible Employee.

3.16 EARLY RETIREMENT DATE. The first day of the calendar month coinciding with or next following the later of (i) the date on which the Participant reaches age 55 and (ii) the date on which the Participant completes 10 full Years of Service, provided that Participant is an Employee on such date and the Participant has not attained age 65. Notwithstanding the foregoing sentence, the Early Retirement Date of a Participant who is a Former 3M Participant (as defined in Exhibit A) shall be determined as set forth in Exhibit A.

3.17 ELIGIBLE EMPLOYEE. An Employee of an Employer, other than any Employee described below:

         (a) an Employee who is included in a unit of employees covered by a collective bargaining agreement which does not provide that such Employee be eligible to participate in the Plan;

         (b) an Employee who is a nonresident alien and who receives no earned income from an Employer from sources within the United States; or



                                                             Pension Equity Plan

         (c) an Employee (other than an Employee of Lanier Puerto Rico, Inc.) who works primarily outside the United States and who is paid under a payroll system which is not linked electronically to the payroll system for Employees who work primarily within the United States.

3.18 EMPLOYEE. An individual whose relationship with an Employer is, under common law, that of an Employee. Notwithstanding the foregoing, no individual who renders services for an Employer shall be considered an Employee for purposes of the Plan if such Employee renders such services pursuant to either
(i) an agreement providing that such services are to rendered by the individual as an independent contractor or (ii) an agreement with an entity, including a leasing organization within the meaning of section 414(n)(2) of the Code, that is not an Employer or Affiliate.

3.19 EMPLOYER. The Plan Sponsor, Lanier Puerto Rico, Inc., and any other entity which (i) adopts the Plan and (ii) the Board designates in writing from time to time as an Employer under the Plan.

3.20 EMPLOYMENT COMMENCEMENT DATE. The first date on which an Employee first performs an Hour of Service for an Employer.

3.21 EMPLOYMENT TERMINATION DATE. The earlier of (a) and (b) below:

         (a) the date the Employee quits, retires, dies or is discharged in accordance with the personnel policy of his Employer; and

         (b) the first anniversary of the first day of an Employee's absence from service for any other reason (e.g., disability, leave of absence, layoff, etc.), except as provided in Sec. 3.39(d), provided that an Employee who fails to return to employment at the expiration of a leave of absence shall be deemed to have terminated employment on the earlier of (i) the date on which his leave of absence expires and (ii) the first anniversary of the first day of his absence (except as provided in Sec. 3.10(iii)).

3.22 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

3.23 HOUR OF SERVICE. Each hour for which:

         (a) an Employee is paid, or entitled to payment, for the performance of duties as an Employee;

         (b) an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. No more than



                                                             Pension Equity Plan

         501 Hours of Service will be credited under this paragraph (b) for any single continuous period (regardless of whether such period occurs in a single computation period);

         (c) back pay is awarded or agreed to by the Employer or an Affiliate. Such hours shall be credited to the Plan Years to which the award, agreement or payment pertains rather than the Plan Year in which the award, agreement or payment is made.

For purposes of paragraphs (b) and (c) above, an Hour of Service shall be calculated in accordance with Department of Labor Regulation Sec. 2530.200b-2, which provides that (i) if a payment is based upon hours, days, weeks or other unit of time, the number of Hours of Service credited shall be the number of regularly scheduled working hours for such Employee for such unit of time, and
(ii) if the payment due is not based upon units of time, the number of Hours of Service credited shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation. For payments made to an Employee without a regular work schedule, the number of hours credited shall be calculated on a reasonable basis which reflects the average hours worked by the Employee, or by other employees in the same job classification, over a representative period of time and which is consistently applied with respect to all employees within the same job classifications. In order to avoid double counting, the same Hours of Service shall not be credited both under paragraph
(a) or paragraph (b), as applicable, and under paragraph (c).

3.24 LUMP SUM BENEFIT. As of any Determination Date, a lump sum payment, determined in accordance with Sec. 5.2, payable to a Participant.

3.25 NAMED FIDUCIARY. The person or persons described in Sec. 9.1.

3.26 NORMAL RETIREMENT AGE. The date a Participant reaches age 65 and completes five years of Service.

3.27 NORMAL RETIREMENT DATE. For each Participant the first day of the calendar month coincident with or immediately following the date he reaches Normal Retirement Age.

3.28 PARTICIPANT. An Eligible Employee who has become a participant in the Plan in accordance with Article Four or a former Eligible Employee who is entitled to receive benefits under the Plan.

3.29 PLAN. The Lanier Worldwide, Inc. Pension Equity Plan as set forth in this document, as may be amended in accordance with Article Eleven.

3.30 PLAN SPONSOR. Lanier Worldwide, Inc. and any successor to such corporation.

3.31 PLAN YEAR. The fiscal year ending June 30.


                                                             Pension Equity Plan

3.32 PRIOR PLAN ACCRUED BENEFIT. For each Participant employed by Lanier Puerto Rico, Inc. in the Plan on July 15, 1997, and for each other Participant in the Plan on June 30, 1997, his Accrued Benefit determined in accordance with the terms of the Plan in effect as of June 30, 1997.

3.33 REEMPLOYMENT COMMENCEMENT DATE. The first date on which a former Employee is reemployed by an Employer after a Break in Service and first performs an Hour of Service for an Employer.

3.34 SPOUSE. The individual who is the Participant's lawful spouse on the earlier of (a) his Annuity Starting Date and (b) his date of death.

3.35 TRUST AGREEMENT. The Harris Corporation Master Pension Trust Agreement, as may be amended from time to time.

3.36 TRUST FUND. The trust fund created in accordance with the Trust Agreement.

3.37 TRUSTEE. The person or persons acting from time to time as the trustee of the Trust fund.

3.38 VESTED DATE. For each Employee, the earlier of the date on which he (a) completes five full Years of Service and (b) reaches Normal Retirement Age as an Employee.

3.39 YEAR OF SERVICE. (a) PARTICIPATION AND VESTING. For participation and vesting purposes, the term "Year of Service" shall mean a period of employment determined in accordance with this subsection, provided that any period of employment completed by an Employee before he reaches age 18 shall be excluded.

                  (1) PERIOD OF EMPLOYMENT. An Employee's period of employment will be deemed to start on his Employment Commencement Date (or Reemployment Commencement Date, as the case may be) and will end on the Employee's next following Employment Termination Date. In addition, an Employee shall receive credit for vesting and participation purposes for each period of employment and for each period of separation from service due to an absence or termination of employment after his Employment Commencement Date (or Reemployment Commencement Date, as the case may be) if such separation is less than 12 consecutive months in duration.

                  (2) TERMINATION/REEMPLOYMENT. If an Employee terminates employment and is reemployed less than 12 months after his Employment Termination Date, the Employee's Years of Service shall be determined by including the period of time between his Employment Termination Date and his Reemployment Commencement Date. Except as provided in Sec. 3.39(c), if an Employee terminates employment and is reemployed more than 12 months after his



                                                             Pension Equity Plan

                  Employment Termination Date, his Years of Service shall be determined by aggregating the service completed in each period of employment in accordance with the rules set forth below.


                           (i) FULL YEARS - First, determine the number of completed 12 consecutive month periods within each period of employment.

                           (ii) EXTRA MONTHS - Next, determine the number of completed months of employment in each period of employment in excess of full years of employment in each such period and aggregate such months into additional full years of employment on the basis that each month taken into account shall be considered as 1/12 of a year. For this purpose employment from the anniversary of an Employment Commencement Date to the immediately preceding date in the next succeeding month will be treated as a completed month of employment.

                           (iii) EXCESS DAYS - Next, determine the number of days of employment in each period of employment in excess of completed months of employment and aggregate those additional days into additional months of employment on the basis that 30 days of such employment equals one month.

                  (3) SERVICE WITH OTHER ENTITIES. Except as set forth in Exhibit A and Secs. 3.39(d) and 4.4, no period of employment which an Employee completes as an employee of any organization other than an Employer whatsoever shall be taken into account under the Plan unless such organization is an Affiliate, provided, that service with an organization prior to the time the organization became an Affiliate or after the organization ceases to be an Affiliate may be recognized if the corporate documents governing the acquisition or disposition of stock or assets of such organization provide for such recognition. Employment by an Affiliate which is not an Employer shall be taken into account solely for purposes of (i) determining such Employee's Years of Service and eligibility to participate in the Plan and (ii) determining when such person has retired or otherwise terminated his employment to the same extent it would have had such service been as an Employee of an Employer.

                  (4) SPECIAL RULE FOR JULY 31, 1991 PARTICIPANTS. Notwithstanding the foregoing provisions of this Sec. 3.39(a), each Participant who was a Participant on July 31, 1991 shall be deemed to have completed five Years of Service for purposes of this Sec. 3.39(a) when he completes four full Years of Service and 11 additional months of employment and to have completed 10 Years of Service for purposes of Secs. 3.16, 5.3 and 6.3(a) when he completes nine full Years of Service

                                                             Pension Equity Plan
                  and 11 additional months of employment. For this purpose, 30 days of employment shall equal one month.

         (b) BENEFIT ACCRUAL. For benefit accrual purposes, the term "Year of Service" means a Participant's full and fractional years as a Participant and an Eligible Employee determined in accordance with this subsection.

                  (1) PERIOD OF EMPLOYMENT. A Participant will receive credit for one Year of Service for each 12 consecutive month period during which he is both a Participant and an Eligible Employee in any "period of employment". A "period of employment" shall begin on the date the Eligible Employee becomes a Participant and shall end on the last day of the calendar month in which his Employment Termination Date occurs. A Participant will receive credit for 1/12 of a Year of Service for each full calendar month during a period of employment. An Eligible Employee will be deemed to be a Participant for a full calendar month at the beginning or at the end of a period of employment only if he is both a Participant and an Eligible Employee on at least 15 consecutive days in such calendar month.

                  An Eligible Employee will receive credit for benefit accrual purposes for his period of absence from employment as an Eligible Employee, provided that he returns to employment as an Eligible Employee within 12 months of the first day of such absence.

                  (2) TERMINATION/REEMPLOYMENT. If a Participant terminates employment as on Eligible Employee and is thereafter reemployed as such, his Years of Service and fractional Years of Service shall be determined by first aggregating the number of full years in each period determined in accordance with Sec. 3.39(b)(1) and, second, by aggregating the additional months in each period (also determined in accordance with Sec. 3.39(b)(1)) and converting those months into years on the basis that each month equals 1/12th of one Year of Service. Notwithstanding the foregoing, a Participant's Years of Service shall not include any service performed by such Participant with respect to which he has received a lump sum distribution of his nonforfeitable Accrued Benefit, except as provided in Sec. 13.9(b)(3).


                                                             Pension Equity Plan

         (c) RULE OF PARITY FOR 5 BREAKS IN SERVICE. Notwithstanding the rules set forth in Sec. 3.39(a) and (b), if an Employee who has not reached his Vested Date or has not become vested in any portion of his Accrued Benefit under the terms of Article 13 has a Break in Service, his employment in any period of employment completed before the Break in Service shall not be aggregated with employment completed after the Break in Service if the number of his consecutive Breaks in Service is less than the greater of (i) five years and (ii) his Years of Service before his Break in Service.

         (d) QUALIFIED MILITARY SERVICE. A Participant who is absent from employment on account of qualified military service (as defined in section 414(u)(5) of the Code) and who is entitled to reemployment rights under the Uniformed Service Employment and Reemployment Rights Act of 1994 shall be credited with Years of Service for vesting and participation purposes under the Plan for the period of his qualified military service. In addition, such a Participant shall be credited with Years of Service for purposes of benefit accrual to the extent required by section 414(u) of the Code and the Uniformed Service Employment and Reemployment Rights Act of 1994.

                                  ARTICLE FOUR

                                  PARTICIPATION

4.1 GENERAL RULE. Each Eligible Employee who is not classified as a temporary, summer or casual part-time employee shall become a Participant on the first day of the month which immediately follows or coincident with the later of the date on which (i) he completes one Year of Service as determined under Sec. 3.39(a), and (ii) he attains age 21. An Eligible Employee who is classified as a temporary, summer or casual part-time employee shall become a Participant the first day of the month immediately following or coincident with the earlier of
(i) the date on which he is no longer classified as a temporary, summer or casual part-time employee, and (ii) the last day of the 12 consecutive month period beginning on such Eligible Employee's Employment Commencement Date (or any subsequent 12-month period beginning on any anniversary of such Employment Commencement Date) during which such Eligible Employee completes at least 1,000 Hours of Service.

4.2 CHANGE IN EMPLOYMENT STATUS OR TRANSFER FROM AN AFFILIATE. If an individual who is not a Participant shall become an Eligible Employee because of a change in his employment status or because of his transfer of employment to an Employer from an Affiliate which is not an Employer, such individual shall become a Participant on the later of (i) the date of such change or transfer and (ii) the first day of the month coincident with or next following his satisfaction of the participation requirement set forth in Sec. 4.1.

4.3 REEMPLOYMENT RULE.


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                                       11

         (a) PRIOR SERVICE DISREGARDED. If a former Employee terminates employment before his Vested Date under circumstances such that his prior Years of Service are disregarded on his reemployment under the rules described in Sec. 3.39(c), then such Employee shall be treated under Sec. 4.1 as a new Employee.

         (b) PRIOR SERVICE AGGREGATED. If a former Employee is reemployed under circumstances such that his prior Years of Service are aggregated with his Years of Service following reemployment under Sec. 3.39(c), then he shall begin to participate in accordance with this Sec. 4.3(b).

                  (1) If he was a Participant prior to his most recent Employment Termination Date, he shall resume participation on the first date following his reemployment that he is an Eligible Employee.

                  (2) If he was not a Participant before his most recent Employment Termination Date, he shall become a Participant on the date on which he becomes eligible to participate under Sec. 4.1.

4.4 LEASED EMPLOYEES. If an individual who performed services as a leased employee (within the meaning of section 414(n)(2) of the Code) of an Employer or an Affiliate becomes an Employee, or if an Employee becomes such a leased employee, then any period during which the individual performed services as a leased employee of an Employer or Affiliate shall be taken into account solely for the purposes of (i) measuring such individual's Years of Service for participation and vesting purposes and (ii) determining whether such individual has retired or otherwise terminated employment for purposes of Articles Five and Six to the same extent such period would have been taken into account had such services been performed as an Employee. Notwithstanding the foregoing sentence, this Sec. 4.4 shall not apply to any period of service during which such a leased employee was covered by a plan described in section 414(n)(5) of the Code.

                                  ARTICLE FIVE

                                    BENEFITS

5.1 ACCRUED BENEFIT. Subject to Exhibit A, a Participant's Accrued Benefit under the Plan shall be the Actuarial Equivalent of the Participant's Lump Sum Benefit determined under Sec. 5.2, and expressed as an annual benefit in the form of a single life annuity commencing at the Participant's Normal Retirement Date. A Participant's Accrued Benefit shall be adjusted for any period of his qualified military service (as defined in section 414(u)(5) of the Code) to the extent required by section 414(u) of the Code and the Uniformed Service Employment and Reemployment Rights Act of 1994.

5.2 LUMP SUM BENEFIT FORMULA.


                                                             Pension Equity Plan

         (a) GENERAL. A Participant's Lump Sum Benefit shall be equal to the sum of (1) and (2) where:

                  "(1)" is the product of (i) a Participant's Accrued Benefit Percentage (as determined under Sec. 5.2(b) below, and (ii) his Average Compensation; and

                  "(2)" is the product of (i) one-half of a Participant's Accrued Benefit Percentage (as determined under Sec. 5.2(b) below), and (ii) his Average Compensation in excess of his Covered Compensation.

         (b) ACCRUED BENEFIT PERCENTAGE. Except as provided in Sec. 5.2(c), (d),
         (e) and (f), a Participant's Accrued Benefit Percentage shall be equal to the sum of the following applicable percentages:

                  (i) 2% for each Year of Service before the Participant attains age 35;

                  (ii) 4% for the Year of Service in which the Participant attains age 35, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 40;

                  (iii) 6% for the Year of Service in which the Participant attains age 40, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 50;

                  (iv) 10% for the Year of Service in which the Participant attains age 50, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 55;

                  (v) 11% for the Year of Service in which the Participant attains age 55, as provided in clause (vii), and for each Year of Service thereafter before the Participant attains age 60;

                  (vi) 12% for the Year of Service in which the Participant attains age 60, as provided in clause (vii), and for each Year of Service thereafter; and

                  (vii) for the each Year of Service in which the Participant attains age 35, 40, 50, 55 or 60, the relevant applicable percentage shall be the sum of pro-rata portions of each of the percentages applicable before and after the Participant attains the relevant age. Such pro-rata portions shall be determined as follows:

                           (1) THE PRE-ATTAINED AGE PORTION. The product of 2%, 4%, 6% 10% or 11%, as applicable, multiplied-by a fraction, the numerator of which



                                                             Pension Equity Plan
                           shall be the number of full months during such year up to, but not including, the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                           (2) THE POST-ATTAINED AGE PORTION. The product of 4%, 6%, 10%, 11% or 12%, as applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year beginning with the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                  (viii) For the year in which a Participant terminates employment, the relevant percentage shall be determined by multiplying the applicable percentage under clauses (i) through (vii) above by a fraction, the numerator of which is the number of full months during which the Participant is employed by an Employer and the denominator of which is 12.

         (c) ACCRUED BENEFIT PERCENTAGES OF PARTICIPANTS ON JUNE 30, 1997. Except as provided in Sec. 5.2(e) and (f) for Participants employed by Lanier Puerto Rico, Inc., the Accrued Benefit Percentage of a Participant with an Accrued Benefit on June 30, 1997 shall be equal to the greater of the following:

                  (1) the Participant's Accrued Benefit Percentage under Sec. 5.2(b), except that if the Participant had attained age 40 and had at least five Years of Service on June 30, 1997, the Participant's Accrued Benefit Percentage shall be increased by 1% for each year of the Participant's full Years of Service prior to such date; and

                  (2) the sum of (A) and (B) where:

                           "(A)" is the Participant's Accrued Benefit Percentage under Sec. 5.2(b) for Years of Service after June 30, 1997;

                           "(B)" is the percentage which is equal to (I) divided by (II), where:

                                    "(I)" is the lump sum Actuarial Equivalent of the Participant's Prior Plan Accrued Benefit on June 30, 1997 determined in accordance with Sec. 3.3(a), provided that for this purpose only the interest rate shall be the rate in effect one month prior to the month identified in Sec. 3.3(a); and

                                    "(II)" is 150% of the Participant's Average
                                    Compensation as of June 30, 1997 (determined in accordance with the terms of the Plan in effect on such date), minus the lesser of
                                    (I) 50% of his Average Compensation as of June 30, 1997 (determined in accordance with



                                                             Pension Equity Plan
                                    the terms of the Plan in effect on such
                                    date) and (II) 50% of his Covered
                                    Compensation as of June 30, 1997 (determined in accordance with the terms of the Plan in effect on such date).

         (d) ALTERNATIVE BENEFIT DETERMINATION FOR CERTAIN PLAN PARTICIPANTS WITH A PRIOR PLAN ACCRUED BENEFIT. If a Participant satisfies the requirements of (i) or (ii) below, then such Participant's benefit payable under the Plan shall be the greater of (a) his Accrued Benefit determined as of his Employment Termination Date and (b) his Prior Plan Accrued Benefit. In the case of a Participant who satisfies the requirements of clause (i) below, the Average Compensation and Years of Service used in determining his Prior Plan Accrued Benefit shall be determined as of his Employment Termination Date. In the case of a Participant who satisfies the requirements of clause (ii) below, the Years of Service used in determining his Prior Plan Accrued Benefits shall be determined as of his Employment Termination Date and the Average Compensation used in determining his Prior Plan Accrued Benefit shall be determined as of December 31, 1997.

                  (i) The Participant had attained his Early Retirement Date or his Normal Retirement Age as of July 1, 1997, or in the case of a Participant employed by Lanier Puerto Rico, Inc., as of July 15, 1997; or

                  (ii) The Participant's Early Retirement Date was within five years of July 1, 1997 (or in the case of a Participant employed by Lanier Puerto Rico, Inc., as of July 15, 1997) provided the Participant remained employed by an Employer during that period, or the Participant is a Former 3M Participant (as defined in Exhibit A) who is eligible for an early unreduced retirement benefit in accordance with Sec. 3.4 of Exhibit A.

         For purposes of this Sec. 5.2(d), the Prior Plan Accrued Benefit will be expressed in the form of a lump sum payment (a lump sum Actuarial Equivalent) and will be reduced by 1.5% of the Participant's Average Compensation (determined as of the Participant's Employment Termination Date or December 31, 1997 as provided above) multiplied by the Participant's Years of Service for purposes of benefit accrual since July 1, 1997.

         (e) ACCRUED BENEFIT PERCENTAGES OF EMPLOYEES OF LANIER PUERTO RICO, INC. Except as provided in Sec. 5.2(f), the Accrued Benefit Percentage of a Participant who is an employee of Lanier Puerto Rico, Inc. shall be equal to the sum (1) plus (2) where:

                  "(1)" is the sum of the following applicable percentages based on the Participant's age:

                           (i) 1.5% for each Year of Service before the Participant attains age 35;


                                                             Pension Equity Plan

                           (ii) 4% for the Year of Service in which the Participant attains age 35, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 40;

                           (iii) 6% for each Year of Service in which the Participant attains age 40, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 50;

                           (iv) 10% for each Year of Service in which the Participant attains age 50, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 55;

                           (v) 12% for each year of Service in which the Participant attains age 55, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 60;

                           (vi) 13% for each Year of Service in which the Participant attains age 60, as provided in clause
                           (vii), and for each Year of Service thereafter.

                           (vii) for each Year of Service in which the Participant attains age 35, 40, 50, 55 or 60, the relevant applicable percentage shall be the sum of pro-rata portions of each of the percentages applicable before and after the Participant attains the relevant age. Such pro-rata portions shall be determined as follows:

                                    (1) THE PRE-ATTAINED AGE PORTION. The
                                    product of 1.5%, 4%, 6%, 10%, or 12%, as
                                    applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year up to, but not including, the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                                    (2) THE POST-ATTAINED AGE PORTION. The
                                    product of 4%, 6%, 10%, 12% or 13%, as
                                    applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year beginning with the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                           (viii) For the year in which a Participant terminates employment, the relevant percentage shall be determined by multiplying the applicable percentage by a fraction, the numerator of which is the number of full months during which the Participant is employed by an Employer and the denominator of which is 12:



                                                             Pension Equity Plan

                  "(2)" is the sum of the following applicable percentages based on the Participant's Years of Service.

                           (i) 1% for each Year of Service up to and including the Participant's 20th Year of Service;

                           (ii) 2% for each year of Service commencing with the Participant's 21st Year of Service and up to and including the Participant's 25th Year of Service;

                           (iii) 3% for each Year of Service commencing with the Participant's 26th Year of Service.

         Notwithstanding anything in the Plan to the contrary, the benefits of a Participant who is an employee of Lanier Puerto Rico, Inc. and who terminates employment with Lanier Puerto Rico, Inc. prior to July 15, 1997 shall be determined in accordance with the terms of the Plan in effect on June 30, 1997.

         (f) ACCRUED BENEFIT PERCENTAGES OF PARTICIPANT'S EMPLOYED BY LANIER PUERTO RICO, INC. ON JULY 15, 1997. The Accrued Benefit Percentage of a Participant employed by Lanier Puerto Rico, Inc. with an Accrued Benefit on July 15, 1997 shall be equal to the greater of the following:

                  (1) the Participant's Accrued Benefit Percentage under Sec. 5.2(e), except that if the Participant had attained age 40 and had at least five Years of Service on July 15, 1997, the Participant's Accrued Benefit Percentage shall be increased by 1% for each year of the Participant's full Years of Service prior to such date; and

                  (2) the sum of (A) and (B) where:

                           "(A)" is the Participant's Accrued Benefit Percentage under Sec. 5.2(e) for Years of Service after July 15, 1997;

                           "(B)" is the percentage which is equal to (I) divided by (II), where:

                                    "(I)" is the lump sum Actuarial Equivalent of the Participant's Prior Plan Accrued Benefit on July 15, 1997 determined in accordance with Sec. 3.3(a), provided that for this purpose only the interest rate shall be the rate in effect one month prior to the month identified in Sec. 3.3(a); and



                                                             Pension Equity Plan

                                    "(II)" is 150% of the Participant's Average
                                    Compensation as of July 15, 1997 (determined in accordance with the terms of the Plan in effect on June 30, 1997), minus the lesser of (I) 50% of his Average Compensation as of July 15, 1997 (determined in accordance with the terms of the Plan in effect on June 30,
                                    1997) and (II) 50% of his Covered
                                    Compensation as of July 15, 1997 (determined in accordance with the terms of the Plan in effect on June 30, 1997).

5.3 VESTED BENEFITS UPON TERMINATION OF EMPLOYMENT. A Participant whose employment as an Employee terminates on or after his Vested Date but before his Early Retirement Date or his Normal Retirement Age may elect to receive the Actuarial Equivalent of his Accrued Benefit as of the first day of any month coinciding with or following the date his employment terminates in the form of
(i) a lump sum payment or (ii) the Participant's normal payment form as described in Sec. 6.1(a), provided that a properly completed election is filed with the Plan Sponsor in accordance with Sec. 6.2. In all other cases, a Participant whose employment as an Employee terminates on or after his Vested Date may elect to commence distribution of his Accrued Benefit in accordance with Article Six. Subject to Exhibit A, a Participant whose employment terminates before his Vested Date shall not be entitled to any benefit under the Plan.

5.4 DISABILITY RETIREMENT BENEFIT.

         (a) IN GENERAL. A Participant who becomes totally and permanently disabled, as described in Sec. 5.4(b), while he is an Eligible Employee and on or after the date on which he completes 10 Years of Service determined under Sec. 3.39(a) shall be entitled to receive a benefit, the payment of which shall commence in accordance with Article Six as of his Normal Retirement Date, if he is then living and if such total and permanent disability has been continuous to his Normal Retirement Date. The amount of his benefit shall be equal to the Actuarial Equivalent of his Lump Sum Benefit determined as of his Normal Retirement Date based on the following assumptions:

                  (1) his Covered Compensation determined as of the date his employment terminated by reason of such disability,

                  (2) the Accrued Benefit Percentage which he would have been credited with as of his Normal Retirement Date if he had remained employed until such date and retired on that date, and

                  (3) the Average Compensation which he would have had at his Normal Retirement Date if he had continued to receive annual Compensation after his employment terminates by reason of disability and through his Normal Retirement Date equal to the greater of his Compensation (i) for the last calendar year prior to the calendar year containing the date his employment terminates by



                                                             Pension Equity Plan
                  reason of such disability and (ii) for the calendar year in which his employment terminates by reason of such disability.

         (b) TOTAL AND PERMANENT DISABILITY. A Participant shall be considered to be totally and permanently disabled for purposes of the Plan if he suffers a physical or mental impairment which (1) qualifies him for a monthly disability insurance benefit under the Social Security Act, (2) wholly prevents him from holding any substantially gainful employment and (3) which can be expected to result in death or to be of long continued and indefinite duration, unless the Plan Sponsor determines that his disability is a result of any of the following:

                  (i) injury or disease sustained by the Participant while willfully participating in acts of violence, riots, civil insurrections or while committing a felony;

                  (ii) injury or disease sustained by the Participant while working for a person other than the Employer or an Affiliate-and arising out of such work; or

                  (iii) intentional, self-inflicted injury.

         (c) PROOF OF DISABILITY. The Participant or his Beneficiary shall provide evidence (i) that the Participant is eligible for disability benefits under the Social Security Act, (ii) that such eligibility is retroactive to the date his employment terminates and (iii) that the Participant continued to be eligible for such disability benefits through his Annuity Starting Date or his date of death, if earlier. Such proof must be provided as soon as practical after the Participant is determined eligible for Social Security disability benefits and prior to payment of any benefits under the Plan. The decision of the Committee as to the existence and continuation of a total and permanent disability shall be final and binding.

         (d) EARLY COMMENCEMENT. A Participant who is eligible for a benefit under Sec. 5.4(a) may elect in writing to begin receiving his benefit, calculated pursuant to this Sec. 5.4(d), as of the first day of any month coinciding with or following the date he becomes totally and permanently disabled, provided that a properly completed election is filed with the Committee within the 90-day period ending on such date. A disabled Participant may revoke previous election and make a new election prior to the date payments are scheduled to commence pursuant to such previous election, subject to the conditions of the previous sentence. If a disabled Participant elects early commencement of his benefit under this Sec. 5.4(d), then the amount of such benefit shall be based on the following:

                  (1) his Covered Compensation determined as of the date his employment terminates by reason of disability,



                                                             Pension Equity Plan

                  (2) the Accrued Benefit Percentage with which he would have been credited as of his Annuity Starting Date under this Sec. 5.4(d) if he had remained employed until such date and terminated employment on that date, and

                  (3) the Average Compensation which he would have had as of his Annuity Starting Date under this Sec. 5.4(d) if he had continued to receive annual Compensation after his employment terminated by reason of disability and through his Annuity Starting Date in an amount equal to the greater of (i) his Compensation for the last calendar year prior to the calendar year containing the date his employment terminated by reason of disability and (ii) his Compensation for the calendar year in which his employment terminated by reason of disability.

         (e) SURVIVOR BENEFITS. No survivor benefits shall be payable on behalf of a disabled Participant who dies prior to his Annuity Starting Date, unless and to the extent preretirement survivor benefits are payable on behalf of such Participant under Article Seven.

         (f) TERMINATION OF DISABILITY. If a Participant's total and permanent disability ceases prior to his Annuity Starting Date for any reason other than death, and if the Participant returns or offers to return to the employment of an Employer or an Affiliate within 90 days after his disability ceases, then, for purposes of determining his eligibility to receive benefits under the Plan upon his subsequent termination of employment and the amount of such benefits, the period during which he was totally and permanently disabled shall be included in his Service and he shall be treated as if he had received annual Compensation during such period equal to the greater of (i) his Compensation for the last calendar year prior to the calendar year containing the date his employment terminated by reason of disability and (ii) his Compensation for the calendar year in which his employment terminated by reason of disability.

         If such Participant does not return or offer to return to the employment of an Employer or an Affiliate within such 90-day period, his eligibility to receive benefits and the amount of such benefits, if any, shall be determined as if his employment had terminated (on the date his employment terminated as a result of such disability) for reasons other than disability.

5.5 SUSPENSION OF BENEFITS.

         (a) REEMPLOYMENT. The payment of benefits to a Participant under the Plan shall be suspended if, and as of the date, the Participant is reemployed as a full-time Employee of an Employer (as determined in accordance with the payroll records of the Employer).


                                                             Pension Equity Plan

         If the Participant is not classified on the payroll as a full-time Employee upon such reemployment, the benefit payable to the Participant shall continue to be paid uninterrupted as adjusted in accordance with Sec. 5.6(d).

         (b) CONTINUED EMPLOYMENT. If a Participant continues to work as a full-time Employee after the Participant's Normal Retirement Age, then payment of the Participant's benefits under the Plan shall not commence while the Participant is so employed until his required beginning date as determined pursuant to Sec. 6.2(d).

         The benefit of each Participant who continues to work as an Employee after the Participant's Normal Retirement Age but who is not classified as a full-time Employee shall be determined automatically and payment shall commence to the Participant as of the Participant's Normal Retirement Date unless the Participant elects to defer such payments in accordance with Sec. 6.2(c). Such benefit shall thereafter be adjusted in accordance with Sec. 5.6 (d).

         If the employment status of a Participant who is receiving benefits under the Plan and who is classified as other than a full-time Employee changes to that of a Participant who is classified as a full-time Employee, then notice shall be provided to such Participant as described in Sec. 5.5(c) and his benefits shall be suspended while the Participant is so employed. Alternatively, if the employment status of a Participant who is classified as a full-time Employee and whose benefits are suspended under this section changes to that of an other than full-time Employee, then benefit payments shall commence to such Participant as soon as practicable after the Plan Sponsor receives notice of such change and such benefit shall thereafter be adjusted in accordance with Sec. 5.6(d).

         (c) SUSPENSION NOTICE. The Committee shall provide written notice to each Participant whose benefits are suspended under this Sec. 5.5 by personal delivery or by first class mail during the first calendar month in which such benefits are suspended. Such notice shall be based on the applicable requirements set forth in the Department of Labor regulations under section 203 of ERISA.

         (d) ACTUARIAL ADJUSTMENT FOR CERTAIN MONTHS.

                  (1) FOLLOWING RECEIPT OF SUSPENSION NOTICE. If a Participant's benefits are suspended for any month following receipt of suspension notice described in Sec. 5.5(c) and the Participant received compensation for employment for less than 40 Hours of Service in such month, then the benefits payable to him when benefits commence or recommence shall be increased by the Actuarial Equivalent of the benefit which would have been payable to the Participant during such month as a result of his prior retirement or, if he continued in employment after his Normal Retirement Age, the benefit which would have been payable if he had begun receiving benefits on his Normal Retirement Date.



                                                             Pension Equity Plan

                   (2) PRIOR TO RECEIPT OF SUSPENSION NOTICE. If a Participant's benefits are suspended in any month prior to his Normal Retirement Age and the Participant did not receive the suspension notice described in Sec. 5.5(c) during or prior to such month, then the benefits payable to him when benefits commence or recommence shall be increased by the Actuarial Equivalent of the benefits which otherwise would have been payable to him as a result of his prior retirement during the months prior to receipt of such notice and prior to his Normal Retirement Age. If a Participant's benefits are suspended in any month after his Normal Retirement Age and the Participant did not receive the notice described in Sec. 5.5(c) during or prior to such month, then the benefit payable to him when benefits commence or recommence shall be equal to the greater of (i) his Accrued Benefit determined as of his Annuity Starting Date (calculated in accordance with Sec. 5.6 if applicable) as adjusted in accordance with this Sec. 5.5(d) and (ii) his Accrued Benefit determined as of his Normal Retirement Date actuarially adjusted in accordance with the factors set forth in Sec. 5.5(d)(3) to the date such benefits first commence or recommence.

                  (3) ACTUARIAL EQUIVALENCE. Actuarial Equivalence shall be determined as of the date as of which benefits commence or recommence following a suspension using the mortality table described in Sec. 3.3(b)(1) and the interest rate in Sec. 3.3(b)(2).

5.6 CALCULATION OF ADDITIONAL ACCRUED BENEFIT-FOLLOWING INITIAL PAYMENT OF BENEFITS.

         (a) GENERAL. Except as provided below, the Accrued Benefit attributable to any period of employment following commencement of benefits shall be calculated by reducing (1) the Participant's Accrued Benefit attributable to his total Years of Service, Average Compensation and Covered Compensation determined as of the Participant's Employment Termination Date by (2) the Accrued Benefit determined as of the immediately preceding Employment Termination Date.

         (b) ANNUITY BENEFITS SUSPENDED. If the Accrued Benefit determined as of the immediately preceding benefit commencement date was paid in the form of an annuity, then the Accrued Benefit payable upon recommencement shall be the sum of (1) the Accrued Benefit payable at the immediately preceding benefit commencement date, (2) the additional Accrued Benefit payable as a result of employment following such benefit commencement calculated in accordance with Sec. 5.6(a) and (3) any adjustment required under Sec. 5.5(d).

         Such Accrued Benefit shall be paid upon his subsequent retirement or when benefits commence as a result of his employment as other than a full-time Employee or his reaching age 70 1/2. The form of benefit shall be determined in accordance with Sec. 6.1(a)



                                                             Pension Equity Plan
         unless the Participant elects, in accordance with the election procedures set forth in Sec. 6.2, to receive an optional form.

         (c) LUMP SUM PAYMENTS. If the Accrued Benefit was paid in a lump sum before August 1, 1991 and such Participant was reemployed before August 1, 1991, then the Accrued Benefit payable on recommencement shall be the sum of (1) the additional Accrued Benefit calculated in accordance with Sec. 5.6(a) reduced by applicable early commencement reduction factors and (2) any adjustment required under Sec. 5.5(d).

         If any other Participant received a lump sum payment as of his Accrued Benefit and he is thereafter reemployed as an Eligible Employee, he shall be treated as a new Participant for purposes of determining his Accrued Benefit following his reemployment.

         (d) ADJUSTMENT WHERE BENEFITS NOT SUSPENDED. If a Participant is reemployed or continues in employment after his Normal Retirement Age and his benefits are not suspended, then his additional Accrued Benefit shall be calculated as of each December 31 following his Normal Retirement Age in accordance with Sec. 5.6(a) to reflect any additional accruals since the date as of which his benefit was last determined. Such additional Accrued Benefit shall be paid or begin to be paid in January following such December 31. Such additional Accrued Benefit shall be paid in the same form as the benefit which was not suspended.

                                  ARTICLE SIX

                              BENEFIT PAYMENT FORMS

6.1 NORMAL PAYMENT FORMS.

         (a) IN GENERAL. Unless a Participant otherwise elects in accordance with Sec. 6.2, a Participant's nonforfeitable Accrued Benefit under the Plan shall be paid

                  (1) in the form of a single life annuity option (as described in Sec. 6.3(a)(1)) if the Participant does not have a Spouse on his Annuity Starting Date, or

                  (2) subject to Exhibit A, in the form of a 50% joint and survivor annuity option (as described in Sec. 6.3(a)(3)) if the Participant has a Spouse on his Annuity Starting Date.

         (b) PAYMENT OF SMALL BENEFITS IN A LUMP SUM. If the lump sum Actuarial Equivalent of a Participant's nonforfeitable Accrued Benefit as determined as soon as practicable after he terminates employment does not exceed, and at the time of any prior distribution did not exceed, $3,500, then the Plan Sponsor shall direct the payment of the



                                                             Pension Equity Plan

         Participant's Accrued Benefit in a lump sum as soon as practicable after the Participant terminates employment. If the Participant's nonforfeitable Accrued Benefit is zero as of the date he terminates employment, then such Participant shall be deemed to have received a distribution of such nonforfeitable benefit upon termination of employment.

         (c) EMPLOYEE CONTRIBUTIONS OF FORMER HARRIS/LBP PLAN PARTICIPANTS. Notwithstanding Sec. 6.1(a), a former Harris/LBP Plan Participant (as defined in Exhibit A) may elect to receive the portion of his Accrued Benefit attributable to employee contributions as provided in Exhibit A.

6.2 ELECTION PROCEDURES AND TIMING.

         (a) GENERAL. Subject to Sec. 6.2(b), a Participant who is eligible to receive a benefit under Article Five may elect on a properly completed form delivered to the Plan Sponsor at any time within the 90-day period ending on his Annuity Starting Date to have his Accrued Benefit paid in one of the optional benefit payment forms described in Sec. 6.3 or, if applicable, Exhibit A.

         (b) PROCEDURES AND SPOUSAL CONSENT. The Plan Sponsor shall (consistent with the regulations under section 417 of the Code) furnish to each Participant no less than 30 days and no more than 90 days before his Annuity Starting Date such written explanation of the normal payment forms, the optional payment forms and the Participant's rights under sections 401(a)(11), 411(a)(11), and 417 of the Code as may be required, provided that the Participant and his Spouse may waive the 30-day waiting period between their receipt of such written explanation and the Participant's Annuity Starting Date, in which event such waiting period is reduced to seven days between the receipt of the written explanation and the Participant's Annuity Starting Date. A Participant who has made such an election may revoke the election and make a new election prior to the date payments were scheduled to commence under his previous election. If the Participant is married on his Annuity Starting Date, and if as a result of the Participant's election of an optional form of benefit under Sec. 6.3 (or revocation or change thereof), the Participant's Spouse would not be entitled to receive a survivor's benefit at least equal to the amount payable under the normal form of benefit payment for married Participants (described in Sec. 6.1(a)(2)), then such election shall not be effective unless it shall have been consented to in writing by the Participant's Spouse at the time of such election and such consent acknowledges the effect of such election and is witnessed by either a Plan representative or a notary public. Notwithstanding the foregoing, no spousal consent shall be required if it is established to the satisfaction of the Plan Sponsor that such consent cannot be obtained because the Participant's Spouse cannot be located or such other circumstances as may be prescribed by regulations. The consent of a Spouse shall not be necessary for a distribution required by the terms of a qualified domestic relations order described in Sec. 13.10.

                                                             Pension Equity Plan

         Any such election or revocation of an election under this Sec. 6.2 shall be made by delivering the properly completed form provided for this purpose to the Plan Sponsor, and the last properly completed form delivered to the Plan Sponsor before the end of the 90-day period described in Sec. 6.2(a) shall control the payment of benefits under the Plan. A Spouse's properly executed consent to the payment of Plan benefits in one of the optional payment arrangements shall be irrevocable with respect to such Spouse under the Plan.

         (c) TIMING. Upon a Participant's termination of employment, distribution of a Participant's nonforfeitable Accrued Benefit shall be made as properly elected by the Participant and in accordance with the rules and procedures established by the Committee, provided that if the Participant fails to make a valid election prior to the later of (i) the end of the Plan Year in which the Participant attains age 65 and
         (ii) the end of the Plan Year in which the Participant terminates employment, a distribution of the Participant's nonforfeitable Accrued Benefit shall commence in the normal payment form applicable to such Participant under Sec. 6.1 within 60 days after the end of such Plan Year. A terminated Participant may properly elect to receive his nonforfeitable Accrued Benefit in the form of (i) a single sum payment or (ii) the Participant's normal payment form as described in Sec. 6.1
         (a) at any time after his termination of employment, and may properly elect to receive his nonforfeitable Accrued Benefit after he attains his Early Retirement Date or his Normal Retirement Date in his normal payment form under Sec. 6.1 or any optional benefit form available to him under Sec. 6.3(a). Such a terminated Participant may also properly elects early commencement of such benefit under Article Five or Exhibit
         A. Actual payment of the Participant's benefit shall begin as soon as practicable after the Participant's Annuity Starting Date. Payments which do not actually commence on the Participant's Annuity Starting Date shall be adjusted so that the first payment includes all amounts due through the date of such payment.

                  If a Participant does not retire or terminate employment on or before his "required beginning date", then actual payment of his or her benefits shall begin no later than his "required beginning date."

         (d) REQUIRED BEGINNING DATE. Except as otherwise provided in this Sec. 6.2(d), a Participant's "required beginning date" shall be the April 1 following the calendar year in which he reaches age 70 1/2. Notwithstanding the foregoing, if a Participant attained age 70 1/2 prior to January 1, 1988 and was not a "5%-owner" (as described in section 416(i) of the Code) at any time during the Plan Year ending in the calendar year in which he reaches age 66 1/2 or any subsequent year, his "required beginning date" shall be the April 1 immediately following the end of the Plan Year in which he or she actually retires or first becomes a 5%-owner, whichever comes first.



                                                             Pension Equity Plan

6.3 DESCRIPTION OF OPTIONS.

         (a) PAYMENT OPTIONS. A Participant may elect to receive the Actuarial Equivalent of his nonforfeitable Lump Sum Benefit in one of the following optional forms set forth below:

                  (1) SINGLE LIFE ANNUITY OPTION - a monthly benefit payable only during the lifetime of the Participant.

                  (2) 10 YEAR PERIOD CERTAIN AND CONTINUOUS ANNUITY OPTION - a reduced monthly benefit (relative to Sec. 6.3(a)(1)) which shall be payable during the lifetime of the Participant and shall, if the Participant dies within 10 years of his Annuity Starting Date, continue to be paid to his Beneficiary for the balance of such 10-year period.

                  (3) JOINT AND SURVIVOR ANNUITY OPTION - a reduced monthly benefit (relative to Sec. 6.3(a)(1)) which shall be payable during the lifetime of the Participant and shall continue to be paid after the death of the Participant to the person designated as his Beneficiary, if such Beneficiary survives him in an amount equal to 100% or 50% (as the Participant shall designate) of the monthly benefit payable during the lifetime of the Participant for such Beneficiary's lifetime.

                  (4) SINGLE SUM OPTION - a distribution in a single sum.

                  (5) OTHER PAYMENT OPTIONS FOR CERTAIN PARTICIPANTS. See Exhibit A.

         No optional payment arrangement may be selected if the value of the payments to the Participant under such option (determined as of the Annuity Starting Date) would not comply with the minimum distribution requirements of section 401(a)(9)(G) of the Code.

         (b) DIRECT ROLLOVER. In the case of a-distribution that is an "eligible rollover distribution" within the meaning of section 402(c)(4) of the Code, a Participant, surviving Spouse or a former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, may elect that all or any portion of such distribution shall be directly transferred from the Plan to an individual retirement account or annuity described in section 408 of the Code, to another retirement plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of the rollover distributions) or to an annuity plan described in section 403(a) of the Code (the terms of which permit the acceptance of the rollover distributions). A Participant's surviving Spouse may elect to have such a distribution transferred only to an individual retirement account or annuity described in section 408 of the Code. Notwithstanding the foregoing, a Participant, alternate payee or surviving Spouse shall not be entitled to elect



                                                             Pension Equity Plan
         to have an eligible rollover distribution transferred pursuant to this subsection (c) if the eligible rollover distribution totals less than $200.

6.4 BENEFICIARY. Subject to Sec. 6.2(b), each Participant may designate, on a form provided for this purpose by the Plan Sponsor, (1) a person or persons as his Beneficiary to receive any benefits payable in the event of the death of the Participant under any optional form of benefit payment selected by the Participant and (2) a secondary Beneficiary to receive benefits, if any, payable under an optional payment form which provides a guaranteed period of payments. The Beneficiary of each married Participant shall be the surviving Spouse of such Participant, unless such Spouse consents in writing to the designation of another Beneficiary in accordance with the rules described in Sec. 6.2(b). In the event that no such Beneficiary designation is made or is legally ineffective, or if all designated Beneficiaries predecease the Participant, or if the whereabouts of such Beneficiary is unknown, distributions shall be made in the following order of priority:

         (a) the Participant's surviving Spouse, if any,

         (b) the Participant's designated beneficiary or beneficiaries under the Lanier Worldwide, Inc. Savings Incentive Plan, if any,

         (c) the person or persons expressly designated by the Participant to receive the Participant's death benefit under the group term life insurance program maintained by his Employer, if any,

         (d) the estate of the Participant.

A Participant may, from time to time and subject to the spousal consent provisions of Sec. 6.2(b), change his Beneficiary by written notice to the Plan Sponsor, and upon receipt by the Plan Sponsor of such change the rights of all previously designated Beneficiaries to receive any benefits under the Plan shall cease, provided that if the optional form of payment provides a joint and survivor annuity to the surviving Beneficiary, such Beneficiary may not be changed after the Annuity Starting Date. If the Participant dies before his entire benefit has been distributed to him under a period certain annuity, payments shall be made to his Beneficiary at least as rapidly as the method of distribution to the Participant. If a Participant dies before he has received his benefit attributable to his employee contributions, if any, under the Plan, the entire benefit payable to a Beneficiary shall be distributed by December 31 of the calendar year which includes the fifth anniversary of the Participant's death.

6.5 NO ESTOPPEL. No person is entitled to any benefit under the Plan except and to the extent expressly provided under the Plan. The fact that payments have been made from the Plan in connection with any claim for benefits under the Plan does not (i) establish the validity of the claim, (ii) provide any right to have such benefits continue for any period of time, or (iii) prevent the Plan from recovering the benefits paid to the extent that the Plan Sponsor determines that there was no right to payment of the benefits under the Plan or that there was a mistake in the



                                                             Pension Equity Plan
calculation of benefits under the Plan. Thus, if a benefit is paid under the Plan and it is thereafter determined by the Plan Sponsor that such benefit should not have been paid, or that such benefit was overpaid (whether or not attributable to an error by the Participant, the Plan Sponsor or any other person), then the Plan Sponsor may take such action as the Plan Sponsor deems necessary or appropriate to remedy such situation, including, without limitation deducting the amount of any overpayment theretofore made to or on behalf of such Participant, Spouse or Beneficiary from any succeeding payments to or on behalf of such Participant or from instituting legal action to recover such overpayments. Conversely, if a benefit is not paid under the Plan and it is thereafter determined by the Plan Sponsor that a benefit should have been paid, or if a benefit is underpaid under the Plan and it is thereafter determined by the Plan Sponsor that such benefit was under paid, any succeeding benefits payable shall be adjusted to correct such underpayment.

6.6 CLAIMS FOR BENEFITS. If any Participant or other person (a "claimant") believes he is entitled to benefits in an amount greater than those which the claimant is receiving or has received, the claimant may file a claim with the Committee. Such a claim shall be in writing and state the nature of the claim, the facts supporting the claim, the amount claimed, and the address of the claimant. The Committee will review the claim and, unless special circumstances require an extension of time, within 90 days after receipt of the claim, give written notice by registered or certified mail to the claimant of the decision with respect to the claim. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 90-day period and in no event shall such an extension exceed 90 days. The notice of the decision with respect to the claim shall be written in a manner calculated to be understood by the claimant and, if the claim is wholly or partially denied, set forth the specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claim review procedure under the Plan. The Committee also shall advise the claimant that the claimant's duly authorized representative may request a review of the denial by the Committee by filing with the Committee, within 60 days after notice of the denial has been received by the claimant, a written request for such review. The claimant shall be informed that he may have reasonable access to pertinent documents and submit comments in writing to the Committee within the same 60-day period. If a request is so filed, review of the denial shall be made by the Committee within 60 days after receipt of such request, unless special circumstances require an extension of time, and the claimant shall be given written notice of the resulting final decision. If special circumstances require an extension of time, the claimant shall be so advised in writing within the initial 60-day period and in no event shall an extension exceed 60 days. The notice of the Committee's final decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based and shall be written in a manner calculated to be understood by the claimant.



                                                             Pension Equity Plan

                                 ARTICLE SEVEN

                                SURVIVOR BENEFIT

7.1 PRERETIREMENT SURVIVOR BENEFIT.

         (a) GENERAL. If a Participant dies after his Vested Date but before his Annuity Starting Date, a survivor benefit shall be payable, subject to the terms and conditions of this Sec. 7.1, on his behalf to his Beneficiary determined in accordance with Sec. 6.4. The benefit, if any, payable under this Sec. 7.1 shall be based on the Participant's Lump Sum Benefit determined as of the date of the Participant's death without reference to Sec. 5.2(d).

         (b) COMMENCEMENT.

                  (1) SPOUSAL BENEFICIARY.

                           (i) NORMAL. If the Beneficiary eligible for a survivor benefit under Sec. 7.1(a) is the Participant's Spouse, then payment of such benefit shall be scheduled to commence in the form of a single life annuity as of the later of (i) the date which would have been the deceased Participant's Normal Retirement Date if he had survived and (ii) the first day of the calendar month following his date of death, provided that the surviving Spouse may elect within the 90-day period ending on the date the survivor benefit is schedule to commence that such benefit be paid in the form of a lump sum payment.

                           Notwithstanding the foregoing, if the survivor benefit payable to the Spouse does not exceed, or at any time prior to the distribution did not exceed, $3,500, then payment of such survivor benefit shall be paid to the Spouse in a single sum payment as soon as practicable after the Participant's date of death.

                           (ii) EARLY PAYMENT. If the survivor benefit payable to the surviving Spouse under Sec. 7.1(a) exceeds $3,500, then the surviving Spouse may file with the Committee a written request that such benefit be paid in the form of a single sum payment or in the form of a single life annuity in accordance with Sec. 6.2.



                                                             Pension Equity Plan

                  (2) NON-SPOUSAL BENEFICIARY.

                           (i) NORMAL. If the Beneficiary eligible for a survivor benefit under Sec. 7.1 (a) is not the Participant's Spouse, then payment of such benefit shall be scheduled to commence in the form of a single sum payment as soon as practicable after the Participant's date of death.

7.2 NO POST RETIREMENT SURVIVOR BENEFITS. No survivor benefit shall be payable under the Plan on behalf of a Participant if the Participant dies after his Annuity Starting Date unless the form of benefit payable in respect of such Participant as of his date of death provides for a survivor benefit.

                                 ARTICLE EIGHT

                                  PLAN FUNDING

8.1 CONTRIBUTIONS. The Employers shall pay all funding costs of the Plan in such amounts and at such times as may be recommended by the Plan's actuary in accordance with a funding method and policy established by the Plan Sponsor which (1) is consistent with the objectives of the Plan and (2) is designed to pay the normal costs of the Plan and to amortize the Plan's unfunded past service liability over a period of time not longer than is permitted by law. Except as otherwise required under Title IV of ERISA, no Employer shall have any obligation whatsoever to make contributions or otherwise provide for unfunded benefits after the Plan has been terminated or contributions have been discontinued. Forfeitures arising under the Plan shall be applied to reduce the costs of the Plan and shall not operate to increase the benefits otherwise payable to Participants.

8.2 TRUST FUND. The Employers shall pay all contributions to the Trustee, and the Trustee shall hold, invest, manage and distribute such contributions and the increment earnings thereon as the Trust Fund, in accordance with the Trust Agreement, for the exclusive benefit of Participants and their Beneficiaries. All of the assets of the Trust Fund shall be available on an on-going basis to pay any of the liabilities of the Plan.

8.3 PROHIBITION AGAINST REVERSION.

         (a) Except as provided in Sec. 8.3(b), no Employer shall have any present or prospective right, claim, or interest in the Trust Fund or in any contribution made to the Trustee prior to the satisfaction of all liabilities of the Plan with respect to Participants and Beneficiaries. Upon satisfaction of all liabilities to Participants and Beneficiaries, the Employers shall be entitled to a reversion as described in Sec. 11.3 if the Plan is terminated.



                                                             Pension Equity Plan

         For this purpose, the term "liabilities" shall mean benefits actually accrued as of the date of the termination.

         (b) Upon direction of the Plan Sponsor, contributions by an Employer, which are contingent of the deductibility of such contributions, shall be returned by the Trustee, if and to the extent such a return is permitted by law, under either of the following circumstances:

                  (1) the contribution made by the Employer was made by a mistake of fact, provided that the contribution is returned to the Employer within one year after the payment of such contribution; or

                  (2) the Employer's deduction for such contribution is disallowed under section 404 of the Code, provided that the contribution is returned to the Employer within one year after the disallowance.

         An Employer entitled to the return of a contribution in accordance with this Sec. 8.3(b) may in its discretion waive such right by submitting written notice of such waiver to the Plan Sponsor.

                                  ARTICLE NINE

                       NAMED FIDUCIARIES AND PLAN SPONSOR

9.1 NAMED FIDUCIARIES. The Board shall appoint the Committee, which shall consist of two or more members. The, Committee shall be the "named fiduciary" responsible for the control, management and administration of the Plan. The Board shall have the right at any time, with or without cause, to remove one or more members of the Committee. In addition, any member of the Committee may resign and such resignation shall be effective upon delivery of written resignation to the Plan Sponsor. Upon the resignation or removal of any member of the Committee to act hereunder, the Board shall appoint a successor member of the Committee if necessary to satisfy the minimum number of Committee members. Any successor member of the Committee shall have all the rights, privileges and duties of the predecessor, but shall not be held accountable for the acts of the predecessor.

9.2 ALLOCATION AND DELEGATION BY NAMED FIDUCIARIES. The Plan Sponsor or the Committee may by written instrument filed with the records of the Plan, designate any person, committee of persons, partnership or corporation to carry out any of its responsibilities under the Plan, other than the responsibilities of the Trustee in the management and control of the Trust Fund; provided that no such allocation or designation shall be effective as to any other person until such other person has consented in writing to such designation. In addition, the members of the Committee may allocate the Committee's responsibilities among themselves.



                                                             Pension Equity Plan

9.3 ADVISERS. The Plan Sponsor, or a person designated by the Plan Sponsor to perform any responsibility of the Plan Sponsor pursuant to the procedure described in Sec. 9.2, may employ one or more persons to render advice with respect to any responsibility the Plan Sponsor has under the Plan or such person has by virtue of such designation.

9.4 DUAL FIDUCIARY CAPACITIES. Any person may serve in more than one fiduciary capacity with respect to the Plan, and a fiduciary may be a Participant provided such person otherwise satisfies the requirements for participation under the Plan, provided that no such fiduciary shall take part in any action or any matter involving solely his or her rights under the Plan.

9.5 COMMITTEE POWER AND DUTIES.

         (a) GENERAL. The Committee shall be the "administrator" of the Plan within the meaning of such term as used in ERISA and, except for the duties specifically vested in the Trustee, shall be responsible for the administration of the provisions of the Plan. The Committee shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of the Plan, with all powers necessary to enable it properly to carry out such responsibilities, including (but not limited to) the power to construe the Plan and the Trust Agreement, to determine eligibility for benefits, to resolve all interpretive, operational, equitable and other questions that arise under the Plan, to designate another person as the ERISA "plan administrator" for the Plan and to settle disputed claims. The decisions of the Plan Sponsor on all matters within the scope of its authority shall be final and binding upon all parties to this instrument, Participants, their Spouses and Beneficiaries.

         The members of the Committee, and each of them separately, shall discharge their duties with respect to the Plan (i) solely in the interest of the Participants, their Spouses and Beneficiaries, (ii) for the exclusive purpose of providing benefits to Employees participating in the Plan, their Spouse and Beneficiaries and of defraying reasonable expenses in administering the Plan and (iii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Employers hereby jointly and severally indemnify the members of the Committee, and each of them, from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences result from their own willful misconduct.

         (b) COMMITTEE ACTION. The Committee may act at a meeting, or by writing without a meeting, by the vote or written assent of-a majority of its members. The Committee shall elect from its members a chairman and a secretary. The secretary shall keep the Trustee advised of the identity of the members holding those offices, keep records of all meeting of the Committee, and forward all necessary communication to the Trustee. The


                                                             Pension Equity Plan

         Committee may adopt such rules and procedures as it deems desirable for the conduct of its affairs and the administration of the Plan, provided that any such rules and procedures shall be consistent with the provisions of the Plan and ERISA.

         (c) RECORDS. The Committee shall keep a record of its proceedings and all such records, together with such other documents as the Committee shall determine are necessary or advisable for the administration of the Plan, shall be preserved in the custody of the Committee.

         (d) INFORMATION. Each Employer shall supply the Committee with complete and timely information regarding employment data for each Employee and Participant including, but not limited to, his Compensation, date of death or other termination of employment and such other information as may be required by the Committee. The Committee may require a Participant, Spouse or Beneficiary to complete and file with the Committee an application for benefits and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may relay upon all such information so furnished to it, including the Participant's current mailing address.

         (e) SELECTION OF COUNSEL, ACCOUNTANTS, AGENTS AND OTHER SERVICE PROVIDERS. The Committee may employ counsel (who may be counsel for any Employer), actuaries, accountants, agents and may arrange for such clerical and other services as it may require in carrying out the provisions of the Plan. The Committee and the Employers and their officers and directors shall be entitled to rely on all tables, valuations, certificates and reports furnished by any actuary, upon all certificates and reports made by its accountants and upon all opinions given by legal counsel employed by them. The members of the Committee and the Employers and their officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon any such actuary, accountants or counsel, and all action so taken or suffered shall be conclusive upon all Participants, Spouses and Beneficiaries under the Plan.

         (f) RELIANCE. The officers and directors of each Employer shall be entitled to rely upon all information and data contained in any certificate or report or other material prepared by any accountant, attorney or other consultant or adviser selected by the Committee to perform services on behalf of the Plan.

         (g) COMMITTEE EXPENSES. No member of the Committee shall receive any compensation or fee for his services, but the Plan Sponsor shall reimburse the Committee members for any necessary expenditures incurred in the discharge of their duties as Committee members.

         (h) PLAN AND TRUST FUND EXPENSES. All costs and expenses incurred in administering the Plan and the Trust fund, including investment advisory fees, expenses of the



                                                             Pension Equity Plan

         Committee and the Plan Administrator, fees and expenses of counsel and the Trustee, and other administrative expenses shall be paid from the Trust Fund by the Trustee to the extent such expenses are not paid for by the Employers. The Plan Sponsor or an Employer may seek reimbursement of any expense paid by it which is properly payable by the Trust Fund.

                                  ARTICLE TEN

                             TRUST FUND AND TRUSTEE

The Trust Fund shall be held, administered, controlled and invested by the Trustee subject to the terms of the Trust Agreement for the exclusive benefit of Participants and Beneficiaries.

                                 ARTICLE ELEVEN

                      TERMINATION, AMENDMENT AND TRANSFERS

11.1 RIGHT TO TERMINATE. The Plan Sponsor expects the Plan to be continued indefinitely but may terminate the Plan, in whole or in part, at any time by action of the Board. Subject to the consent of the Plan Sponsor, an Employer at any time may terminate its participation in the Plan, in whole or in part, by action of its board of directors and thereby terminate the accrual of benefits under the Plan for its Employees.

11.2 FULL VESTING UPON TERMINATION. If the Plan shall be terminated or partially terminated under this Article Eleven, then the Accrued Benefit of each Participant who is an Employee on the effective date of such termination or partial termination who is affected by such termination shall immediately become fully vested and nonforfeitable, subject to the sufficiency of the assets of the Trust Fund to provide such benefits and subject to the provisions of Sec. 11.3 regarding the allocation of such assets among such benefits.

11.3 ALLOCATION OF ASSETS. Upon a complete termination of the Plan, the Plan Sponsor shall direct the Trustee to allocate the net assets of the Trust Fund among the affected participants and beneficiaries in accordance with section 4044 of ERISA.

After all the liabilities of the Plan to such Participants and Beneficiaries have been satisfied, any residual assets of the Trust Fund shall be distributed to the Plan Sponsor and the Plan Sponsor shall distribute such residual assets (less the amount of any excise tax on such residual assets) among the Employers in accordance with the Plan Sponsor's directions. For this purpose, the term "liabilities" shall mean benefits actually accrued as of the date of the termination.



                                                             Pension Equity Plan

11.4 MERGER, CONSOLIDATION AND TRANSFER OF ASSETS OR LIABILITIES. In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant shall, if such plan then terminated, be entitled to receive a benefit which immediately after the merger, consolidation, or transfer is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

11.5 AMENDMENT. The Plan Sponsor shall have the right at any time and from time to time to amend the Plan in any respect by action of the Board, provided, that except as specified in Sec. 11.3, no amendment shall operate either directly or indirectly to give any Employer any interest in the Trust Fund, or to permit the corpus or the income of the Trust Fund to be used or diverted for purposes other than for the exclusive benefit of Participants and Beneficiaries. No amendment shall eliminate or reduce an early retirement subsidy or eliminate an optional form of benefit except to the extent permissible under section 411(d)(6) of the Code.

                                 ARTICLE TWELVE

                        RESTRICTIONS ON CERTAIN BENEFITS

12.1 LIMITATIONS ON ANNUAL BENEFIT. Notwithstanding any provision of the Plan to the contrary, the annual benefit paid to or on behalf of a Participant shall not exceed the limitations under section 415 of the Code, as adjusted for the cost of living in accordance with section 415(d) of the Code and the regulations under section 415(d) of the Code, as of January 1 of each limitation year (as defined in section 415(d) of the Code) for Participants who are Employees and retired and terminated Participants who are receiving benefits or who are entitled to receive benefits, provided that the limitations of section 415 of the Code applicable to a benefit which is paid in a single sum shall be the limitations in effect on his Annuity Starting Date and no further benefits shall be payable to or on behalf of a Participant as a result of any cost of living adjustments subsequent to the payment of such single sum benefit.

Notwithstanding the foregoing, if the Accrued Benefit of a Participant exceeds the limitations of this Sec. 12.1 but does not exceed the limitations of section 415 of the Code as in effect on December 31, 1986 (including any special grandfather provisions applicable to benefits accrued as of December 31, 1982), then his Accrued Benefit under the Plan shall not be less than his "current accrued benefit" (as such term is defined in section 1106(i)(3) of the Tax Reform Act of 1986) under such plan as of June 30, 1987 or, for a person who was a Participant in the Harris/LBP Plan, December 31, 1986.

For Plan Years commencing prior to July 1, 2000, if a Participant participates in one or more defined contribution plans maintained by an Affiliate and the sum of the "defined benefit fraction" under the Plan and the "defined contribution plan fraction" under such defined contribution plan or plans (as such fractions are described in section 415 of the Code) is greater




                                                             Pension Equity Plan
than one, his rate of benefit accrual under the Plan shall be frozen or reduced to the extent necessary to cause such sum not to exceed one.

For purposes of determining whether the limitations of section 415 of the Code have been exceeded with respect to any Participant, the Participant's "compensation," as defined in section 415(c)(3) of the Code, shall include the items described in Sec. 3.14(a)(ii). A Participant's Employer shall include Affiliates as such term is defined in Sec. 3.3, but modified by section 414(h) of the Code.

12.2 LIMIT ON BENEFITS OF HIGHEST-PAID EMPLOYEES IN THE EVENT OF PLAN
TERMINATION.

         (a) RESTRICTED PARTICIPANTS. A restricted Participant for any Plan Year is a Participant who is among the group of the 25 most highly compensated employees (within the meaning of Section 414(q) of the Code) or former employees of the Employer with the greatest compensation in the current or any prior Plan Year.

         (b) APPLICABILITY OF LIMIT. The annual benefit paid to a restricted Participant will be subject to the limit described below, unless:

                  (1) after the Plan distributes the entire benefit payable to the restricted Participant, the value of the Plan assets equals or exceeds 110% of the value of current Plan liabilities; or

                  (2) the value of the benefits payable to the restricted Participant is less than 1% of the value of current Plan liabilities before the distribution; or

                  (3) another exception applies under or with respect to the requirements of Treasury Regulation Sec. 1.401(a)(4)-5(b).

         (c) LIMIT. If a limit applies to benefits payable to a restricted Participant, the amount of benefits paid without a security arrangement in any year on behalf of the Participant cannot exceed the amount payable under a straight life annuity actuarially equivalent to all the Participant's benefits under the Plan, other than a social security supplement, plus the amount of any social security supplement payable in that year.

         (d) SECURITY ARRANGEMENT. To the extent permitted by applicable law, a distribution in excess of the limit may be made to a restricted Participant if the restricted Participant provides security for any payments in excess of the limit that is satisfactory to the Committee.

         (e) PLAN TERMINATION. In the event of termination of the Plan, the benefits payable to a restricted Participant will be limited to an amount that satisfies the nondiscrimination requirements of section 401(a)(4)of the Code. Any security arrangement in effect with



                                                             Pension Equity Plan
         respect to a restricted Participant shall continue to apply only if and to the extent required under Treasury Regulation Sec. 1.401(a)(4)-5(b). In particular, any security arrangement may be terminated on certification by the Committee that the Participant will be subject to one of the limits described in subsection (b) above.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

13.1 SPENDTHRIFT CLAUSE. Except to the extent permitted by law or Sec. 13.10, no benefit, payment or distribution under the Plan shall be subject to the claim of any creditor of a Participant, Spouse or Beneficiary, or to any legal process by any creditor of such person, and no Participant, Spouse or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any portion of any benefit, payment or distribution under the Plan except to the extent expressly provided in the Plan.

13.2 LEGALLY INCOMPETENT. The Committee may in its discretion direct payment (A) to an incompetent or disabled person, whether because of minority or mental or physical disability, (B) to the guardian or to the person having custody of such person or (C) to any person designated or authorized under any state statute to receive such payment on behalf of such incompetent or disabled person, without further liability either on the part of the Committee or the Employers for the amount of such payment to the person on whose account such payment is made.

13.3 BENEFITS SUPPORTED ONLY BY TRUST FUND. Any person having any claim for any benefit under the Plan shall look solely to the assets of the Trust Fund and to the Pension Benefit Guaranty Corporation for the satisfaction of such claim. In no event will the Plan Sponsor, the Employers, or any of their officers, directors, or employees be liable in their individual capacities to any person whomsoever for the payment of benefits under the provisions of the Plan.

13.4 DISCRIMINATION. The Committee shall administer the Plan in a manner which it deems equitable under the circumstances for all similarly situated Employees, Participants, Spouses and Beneficiaries, including adopting such administrative or other rules as the Committee in its discretion deems appropriate for any such persons affected by circumstances such as a sale, acquisition, merger, reorganization, plant closing, layoff, work force reduction or other similar event or transaction; provided that the Committee shall not permit any discrimination in favor of highly compensated employees (within the meaning of section 414(q)of the Code) which would be prohibited under section 401(a) of the Code. If for any Plan Year the Committee determines that following the terms of the Plan would result in a failure to satisfy the nondiscrimination tests under section 401(a)(4) of the Code or the coverage requirements under section 410(b) of the Code, then the Committee shall take such action, to the extent permitted under the Code, as it deems appropriate under the circumstances to prevent such failure.


                                                             Pension Equity Plan

13.5 PLAN NOT AN EMPLOYMENT CONTRACT. The Plan is not a contract of employment. Participation in the Plan shall not give any Employee the right to be retained in the employ of the Employer or any Affiliate, nor, upon termination of his employment, to have any interest in the Trust Fund except as expressly provided in the Plan.

13.6 CLAIMS. Any payment to a Participant, Spouse or Beneficiary or to his legal representatives or heirs-at-law, made in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims under the Plan against the Employers, any of whom may require such Participant, Spouse, Beneficiary, legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Plan Sponsor.

13.7 NONREVERSION. Except as provided in Sec. 8.3 and Article Eleven, no part of the Trust Fund shall ever be used for or be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries.

13.8 AGENT FOR SERVICE OF PROCESS. The agent for service of process for the Plan and the Committee shall be the person currently listed in the records of the Secretary of State of Georgia as the agent for service of process for the Plan Sponsor.

13.9 TOP HEAVY PLAN.

         (a) DETERMINATION. If the Committee as of each June 30 ("the determination date") determines that the sum of the present value of the accrued benefits (as defined below) of "key employees" (as defined in section 416(i) of the Code) exceeds 60% of the sum of the present value of the accrued benefits of all employees as of such determination date in accordance with the rules set forth in section 416(q) of the Code, the Plan shall be "top heavy" for the Plan Year which begins on the immediately following July 1. For purposes of this Sec. 13.9, such present value shall be determined using the mortality table specified in Sec. 3.3(b)(1) and an interest rate specified in Sec. 3.3(b)(2) and the present value "top-heavy"). Any accruals required under this section by reason of the Plan being "top heavy" shall be off-set by the Actuarial Equivalent value of the contributions and forfeitures, if any, allocated on behalf of such Participant under any defined contribution plan (which is taken into account under this Sec. 13.9) solely by reason of such plan being "top heavy". No accruals shall be permitted under this Sec. 13.9 for any Plan Year in which the contributions and forfeitures allocated on behalf of such Participant under any such defined contribution plan equal at least 5% of such Participant's compensation.

         (b) A Participant's nonforfeitable interest in his Accrued Benefit under the Plan shall be determined under the following schedule:


                                                             Pension Equity Plan

       ------------------------------------ --------------------------------

                 COMPLETED YEARS                    NONFORFEITABLE
                   OF SERVICE                          INTEREST
                   ----------                          --------
       ---------------------------------------------------------------------

                   Less than 2............................    0%
       ---------------------------------------------------------------------

                   2......................................   20%
       ---------------------------------------------------------------------

                   3......................................   40%
       ---------------------------------------------------------------------

                   4......................................   60%
       ---------------------------------------------------------------------

                   5 or more..............................  100%
       ---------------------------------------------------------------------

However, the vesting schedule set forth above shall not apply to any Participant who does not have an Hour of Service after the date as of which the Plan becomes "top heavy". In the event that the Plan later ceases to be "top heavy," the vesting rules in Sec. 3.39 shall once again apply, provided that

         (A) the nonforfeitable portion of a Participant's Accrued Benefit shall not thereafter be less than the nonforfeitable portion of his Accrued Benefit before the Plan ceases to be "top heavy,"

         (B) the nonforfeitable portion of the Accrued Benefit of any Participant who has completed at least 3 Years of Service on the date the Plan ceases to be "top heavy" shall continue to be determined under the vesting schedule set forth in this Sec. 13.9(b)(2) if such vesting schedule is more favorable to the Participant, and

         (C) solely for purposes of Sec. 3.39(b) and Sec. 7.1, "2 full Years of Service" shall replace the language in Sec. 3.38(a).

         (3) If a Participant receives his Accrued Benefit in the form of a lump sum payment and such Participant's nonforfeitable Accrued Benefit is less than 100% upon his termination of participation in the Plan as a result of the Plan being top-heavy in any year of his employment, then such Participant upon his reemployment, provided he is reemployed before incurring 5 Breaks in Service, may have his Accrued Benefit calculated in accordance with Sec. 3.39 but without regard to the final sentence in Sec. 3.39(a)(3) if he repays to the Plan an amount equal to the dollar amount of his lump sum payment plus interest on such payment in accordance with section 411(a)(7) of the Code.

         (4) The Plan Sponsor shall take such action as necessary to satisfy the requirements of sections 415(e) and 416(h) of the Code if the Plan Sponsor (following the procedure set forth in 13.9(a)) determines that the Plan fails to meet the requirements set forth in section 416(h) of the Code.



                                                             Pension Equity Plan

13.10 QUALIFIED DOMESTIC RELATIONS ORDERS. Benefits under the Plan shall be paid in accordance with the applicable requirements of a "qualified domestic relations order" as that term is defined in section 414(p) of the Code and section 206(d)(3) of ERISA. The Committee, in accordance with a uniform and nondiscriminatory procedures established by the Committee, shall

         (a) promptly notify the Participant and any alternate payee (as that term is defined in section 414(p)(8) of the Code) of the receipt of a domestic relations order and the Plan's procedures for determining the qualified status of such order,

         (b) determine the qualified status of such order, and

         (c) administer any distributions under the Plan pursuant to such order in accordance with the rules set forth in section 414(p) of the Code.

The determinations and the distribution made by, or at the direction of, the committee under this Sec. 13.10 shall be final and binding on the Participant, and an all other persons interested in such order.

The Plan shall begin payments of benefits to an alternate payee as of the later of (i) the earliest date on which distribution may be made pursuant to the order, and (ii) as soon as administratively practicable after the date such order is determined by the Committee to be a "qualified domestic relations order." For purposes of determining the present value of any benefits payable pursuant to a qualified domestic relations order before a Participant's separation from service, the interest rate shall be the interest rate described in Sec. 3.3(b)(2).

13.11 INCOME TAX WITHHOLDING. The amount of any distribution to a Participant, Spouse, Beneficiary or alternate payee shall be reduced to the extent necessary to comply with federal, state and local income tax withholding requirements.



                                                             Pension Equity Plan

IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused the Plan to be executed and its seal to be affixed and attested by its duly authorized officers this 20TH day of AUGUST, 1997.

                                               LANIER WORLDWIDE, INC.



                                               By:
                                                  ------------------------------
                                               Title:
                                                     ---------------------------

(SEAL)

ATTEST:


By:
    ----------------------
Title:
      --------------------


                                                             Pension Equity Plan

                                    EXHIBIT A

                                   ARTICLE ONE

               FORMER LANIER PARTICIPANTS - EMPLOYEE CONTRIBUTIONS
               ---------------------------------------------------

1.1. APPLICATION. This Article One shall apply only to those Participants who are Former LBP Participants.

1.2. DEFINITIONS. The terms in this Article One shall have the meanings set forth opposite such terms for purposes of this Article One. Except as provided in this Sec. 1.2, a capitalized term shall have the meaning set forth in the Plan as in effect on June 30, 1997.

(a) FORMER LBP PARTICIPANT. A person who was a participant in the Harris/LBP Plan and who made mandatory participant contributions to the Harris/LBP Plan before January 1, 1982.

(b) HARRIS/LBP PLAN. The Harris/Lanier Retirement Plan and Trust Agreement as last amended and restated effective as of January 1, 1988.

1.3. MANDATORY PARTICIPANT CONTRIBUTIONS.

(a) INVOLUNTARY CASHOUT. If a Former LBP Participant terminates employment prior to his Vested Date and the Actuarially Equivalent single sum value of his Accrued Benefit attributable to his employee contributions as determined in accordance with section 411(c) of the Code is $3,500 or less, such participant shall receive a lump sum payment of his entire Accrued Benefit attributable to such employee contributions.

(b) RIGHT OF IN SERVICE WITHDRAWAL. At any time prior to his termination of employment, a Former LBP Participant may request a withdrawal of his employee contributions which shall be paid in the normal annuity form described in Sec.
6.1 of the Plan. Notwithstanding the foregoing, a Former LBP Participant may request (subject to the spousal consent rules of Sec. 6.2 of the Plan) to receive a single sum distribution of his employee contributions. A Participant who withdraws his contributions under this section at any time on or after January 1, 1982 and who thereafter repays the amount refunded with interest as provided in (d) below shall not be entitled to withdraw his employee contributions again prior to his Annuity Starting Date.

(c) VOLUNTARY WITHDRAWAL ON TERMINATION. A Former LBP Participant who terminates employment may request (subject to the spousal consent rules of Sec. 6.2 of the Plan) to receive a single sum distribution of his entire Accrued Benefit attributable to his employee contributions. If he does not repay such distribution with interest as described in (d) below, then any benefit to which such Participant (or his Spouse) may become entitled under the Plan shall be recalculated



                                                             Pension Equity Plan
to exclude an amount equal to his Accrued Benefit derived from employee contributions as determined in accordance with section 411(c) of the Code.

(d) INTEREST. Interest referred to in this subsection (d) shall be computed at an annual rate of 3%, compounded annually, for periods prior to January 1, 1976; at an annual rate of 5%, compounded annually, for periods after 1975 but prior to January 1, 1988; and at an annual rate of 120% of the Federal mid-term rate (as in effect under section 1274 of the Code for the first month of the Plan
Year), compounded annually from January 1, 1988 until such Determination Date or repayment date, if applicable. The interest rate under this subsection (d) shall be adjusted from time to time in accordance with regulations under section 411(c) of the Code.

(e) REPAYMENT. Repayment described in this subsection (e) means repayment to the Plan by the Former LBP Participant of the amount of the distribution together with interest at the rates provided in subsection (d) above in the form of a cash payment before (i) in the case of a distribution on account of a separation from service, the earlier of 5 years after the first date on which the Participant resumes employment as an Eligible Employee or the close of 5 consecutive Breaks in Service following the distribution and (ii) in the case of any other withdrawal, 5 years after the date of the withdrawal.

1.4. SURVIVOR BENEFITS.

(a) SURVIVOR BENEFITS. In the event a Former LBP Participant made contributions to the Plan and such Participant dies before his Vested Date and his Annuity Starting Date, such Participant shall be treated as dying after his Vested Date for purposes of Sec. 7.1 of the Plan and any survivor benefit payable under Sec.
7.1 of the Plan shall be based on his Accrued Benefit attributable to his employee contributions then remaining in the Plan, with interest thereon computed at the rate described in Sec. 1.3(d) above, compounded annually, to the date of the Participant's death.

If a Participant dies after his Annuity Starting Date, and if no survivor annuity benefit is payable to his surviving Spouse or other Beneficiary under an optional form of benefit, then his Beneficiary shall be entitled only to the excess, if any, of (1) the Participant's contributions under the Plan prior to 1982, less withdrawals, with interest thereon computed at the rates described in Sec. 1.3(d), compounded annually, to his benefit commencement date, over (2) the aggregate of payments made under the Plan to such Participant.

The survivor benefit payable under this Sec. 1.4, if any, shall be paid in a single sum in cash.



                                                             Pension Equity Plan

                                   ARTICLE TWO

                           OPTIONAL FORMS OF BENEFITS
                           --------------------------

2.1. APPLICATION. The terms of this Article Two shall apply to those Participants identified below.

2.2. DEFINITIONS. The terms in this Article Two shall have the meanings set forth opposite such terms for purposes of this Article Two. Except as provided in this Sec. 2.2, a capitalized term shall have the meaning set forth in the Plan as in effect on June 30, 1997.

(a) FORMER LBP PARTICIPANT. A person who was a participant in the Harris/LBP Plan before October 1, 1989.

(b) FORMER HARRIS/DPI PARTICIPANT. A person who was a participant in the Harris/DPI Plan before October 1, 1989.

(c) FORMER 3M PARTICIPANT. A Former Harris/DPI Participant who transferred from 3M or its affiliates to the employ of Harris/DPI before June 30, 1986 in accordance with the joint venture agreement between Harris/DPI and 3M and each Former Harris/DPI Participant who transferred from 3M Puerto Rico, Inc. to Harris/DPI after January 31, 1987 but before August 1, 1987 in accordance with the joint venture agreement between Harris/DPI and 3M and with respect to whom assets and liabilities were transferred to the Harris/DPI Plan from the 3M Plan.

(d) HARRIS/DPI. Harris/3M Document Products, Inc.

(e) HARRIS/DPI PLAN. The Harris/3M Document Products, Inc. Pension Plan as last amended and restated effective as of July 1, 1987.

(f) HARRIS/LBP PLAN. The Harris/Lanier Retirement Plan and Trust Agreement as last amended and restated effective as of January 1, 1988.

(g) 3M. Minnesota Mining and Manufacturing Company.

(h) 3M PLAN. The Employee Retirement Income Plan of Minnesota Mining and Manufacturing Company as in effect immediately prior to June 30, 1986.

2.3. OPTIONAL FORMS OF BENEFIT - FORMER LBP PARTICIPANTS.

(a) GENERAL. Subject to Sec. 6.2 of the Plan, each Former LBP Participant may elect to have the following optional payment forms at his Annuity Starting Date after his Early Retirement Date or Normal Retirement Date in addition to the optional payment forms described in Sec. 6.3 of the Plan.




                                                             Pension Equity Plan

         OPTION A:
         ---------
         A single sum cash distribution of the portion of his benefit accrued under the Harris/LBP Plan as of December 31, 1981, and a benefit payable under any optional form described in Sec. 6.3 of the Plan for that portion of his benefit accrued under the Plan after December 31, 1981.

         OPTION B:
         ---------
         A Former LBP Participant who participated in the Harris LBP Plan at any time after December 31, 1985 and before October 1, 1989 shall be eligible to elect an immediate single sum payment or an immediate annuity benefit in the form of his normal annuity payment form. Such immediate benefit shall be equal to the Actuarial Equivalent of his Accrued Benefit, if any, accrued under the Harris/LBP Plan prior to October 1, 1989 and under the Plan after September 30, 1989 and through April 30, 1990. The remainder of his Accrued Benefit shall be paid in accordance with the terms of Articles Five and Six of the Plan.

2.4. OPTIONAL FORMS OF BENEFIT - FORMER 3M PARTICIPANTS.

(a) GENERAL. Subject to Sec. 6.2 of the Plan and to the limitations in this Sec. 2.4, each Former 3M Participant who terminates employment on or after his Early Retirement Date or his Normal Retirement Date may elect to have that portion of his Accrued Benefit which equals the Actuarial Equivalent of such Participant's accrued benefit under the 3M Plan as of the date his employment was transferred to the Plan Sponsor ("3M Benefit") paid in the form of a 5 or 15 year annuity which shall be payable monthly during the lifetime of the Participant and shall, if the Participant dies within 5 or 15 years of his Annuity Stating Date continue to be paid to his surviving designated Beneficiary for the balance of such 5 or 15 year period.


                                  ARTICLE THREE

                            EARLY RETIREMENT BENEFITS
                            -------------------------

3.1. APPLICATION. This Article Three shall apply only to Participants in the Plan as of June 30, 1997, Former 3M Participants, Eligible McCarthy Employees and Eligible Milner Employees as defined below.

3.2. DEFINITIONS. The terms in this Sec. 3.2 shall have the meanings set forth opposite such terms for purposes of this Article Three. Except as provided in this Sec. 3.2, a capitalized term shall have the meaning set forth in the Plan as in effect on June 30, 1997.



                                                             Pension Equity Plan

(a) ELIGIBLE MCCARTHY EMPLOYEE. Each Former 3M Participant who is a McCarthy Employee, and whose projected EUR Date as determined as of December 31, 1986 was on or before January 1, 2002.

(b) ELIGIBLE MILNER EMPLOYEE. Each Former 3M Participant who is a Milner Employee, and whose projected EUR Date as determined as of April 26, 1987 was on or before May 1, 2002.

(c) EUR DATE. Notwithstanding any contrary Plan provision, the term "EUR Date" means for each Former 3M Participant the first day of the month coinciding with or next following the date such Participant satisfies (or would have satisfied if he had continued in employment as an Employee) the age and service criteria set forth below:

                        ATTAINED AGE AT                    COMPLETED YEARS OF
                  BENEFIT COMMENCEMENT DATE                 BENEFIT SERVICE
                  -------------------------                ------------------
                            62 to 65                              28
                            61                                    29
                            60                                    30
                            59                                    32
                            58                                    34

         Such age and service criteria shall be adjusted, for any Annuity Starting Date which is not on a Participant's birthday in accordance with the following rules:

                  (i) The number of completed Years of Service for a Participant whose Annuity Starting Date is between his 58th and 60th birth dates shall be equal to (A) the completed Years of Service for his "attained age" at his last birthday reduced by (B) the product of 1/6 and the number of months by which his "attained age" at his Annuity Starting Date exceeds his "attained age" at his last birthday.

                  (ii) The number of completed Years of Service for a Participant whose Annuity Starting Date is between his 60th and 62nd birth dates shall be equal to (A) the completed Years of Service for his "attained age" at his last birthday reduced by (B) the product of 1/12 and the number of months by which his "attained age" at his Annuity Starting Date exceeds his "attained age" at his last birthday.

(d) FORMER HARRIS/DPI PARTICIPANT. A person who was a participant in the Harris/DPI Plan before October 1, 1989.

(e) FORMER 3M PARTICIPANT. A Former Harris/DPI Participant who transferred from 3M or its affiliates to the employ of Harris/DPI before June 30, 1986 in accordance with the joint venture agreement between Harris/DPI and 3M and each Former Harris/DPI Participant




                                                             Pension Equity Plan
         who transferred from 3M Puerto Rico, Inc. to Harris/DPI after January 31, 1987 but before August 1, 1987 in accordance with the joint venture agreement between Harris/DPI and 3M and with respect to whom assets and liabilities were transferred to the Harris/DPI Plan from the 3M Plan.

(f)      HARRIS/DPI.  Harris/3M Document Products, Inc.

(g) HARRIS/DPI PLAN. The Harris/3M Document Products, Inc. Pension Plan as last amended and restated effectives of July 1, 1987.

(h)      MCCARTHY.  McCarthy Enterprises, Inc.

(i) MCCARTHY EMPLOYEE. Each individual (1) who was an Eligible Employee (as determined under the Plan in effect at that time) at the Columbus, Ohio District Office or the Cincinnati, Ohio District Office on December 31, 1986, (2) who as of such date has not reached his Vested Date and (3) who as of the close of business on such date became an employee of McCarthy as a result of the sale of certain assets of the Plan Sponsor to McCarthy on such date.

(j)      MILNER. The Milner Company.

(k) MILNER EMPLOYEE. Each individual (1) who is an Eligible Employee) as determined under the Plan in effect at that time) at the Headquarters Office of Harris/DPI in Atlanta, Georgia, an Atlanta Region Office or a Fort Lauderdale Region Office on April 26, 1987, (2) who as of such date has not reached his Vested Date and (3) who as of April 27, 1987 became an employee of Milner as a result of the sale of certain assets of the Plan Sponsor to Milner on such date.

(l)      3M.  Minnesota Mining and Manufacturing Company.

(m) 3M PLAN. The Employee Retirement Income Plan of Minnesota Mining and Manufacturing Company as in effect from time to time prior to June 30, 1986.

(n) SOCIAL SECURITY BENEFIT. The monthly primary insurance amount ("PIA") which would be payable for each Former 3M Participant in accordance with the following:

         (1) PIA shall be determined:

                  (A) For a Former 3M Participant who on June 30, 1989 had not reached age 62, assuming that

                           (i) he is age 62 on June 30, 1989,




                                                             Pension Equity Plan

                           (ii) his post-termination wages from June 30, 1989 through his retirement age under the Social Security Act were zero, and

                           (iii) his PIA would be payable at age 62.

                  (B) For a Former 3M Participant who on June 30, 1989 was at least age 62, assuming that

                           (i) his post-termination wages from June 30, 1989 through his retirement age under the Social Security Act were zero and

                           (ii) his PIA would be payable on June 30, 1989.

3.3. EARLY RETIREMENT BENEFITS -- PLAN PARTICIPANTS WITH ACCRUED BENEFITS AS OF JUNE 30, 1997

(a) GENERAL. A Participant who terminates employment as an Employee on or after his Early Retirement Date and before his Normal Retirement Date and who elects to begin receipt of his benefits before his Normal Retirement Date shall be entitled to receive a subsidy equal to the difference between his Accrued Benefit determined as of June 30, 1997 without reference to the provisions of Sec. 3.3(b) below and his Accrued Benefit determined as of June 30, 1997 determined in accordance with Sec. 3.3(b).

(b) EARLY COMMENCEMENT REDUCTION FACTOR. If the payment of a Participant's benefit begins between his Early Retirement Date and his Normal Retirement Date, then, subject to Sec. 3.4 below, the portion of his Accrued Benefit attributable to his accrued benefit as of June 30, 1997 shall be determined as a percentage of his accrued benefit as of June 30, 1997 which otherwise would be payable to him at his Normal Retirement Date. The percentage shall be determined in accordance with the following table:


    PARTICIPANTS ATTAINED AGE AT      PERCENTAGE OF JUNE 30, 1997 ACCRUED BENEFIT
      ANNUITY STARTING DATE                PAYABLE AT NORMAL RETIREMENT DATE
      ---------------------                ---------------------------------

                65.........................................100%

                64..........................................99%

                63..........................................97%

                62..........................................92%

                61..........................................86%

                60..........................................80%




                                                             Pension Equity Plan

                59..........................................74%

                58..........................................68%

                57..........................................62%

                56..........................................56%

                55..........................................50%


3.4.     EARLY RETIREMENT BENEFITS -- FORMER 3M PARTICIPANTS.

(a)      EARLY UNREDUCED RETIREMENT DATE PROVISIONS.

         (1) UNREDUCED BENEFIT.

                  (i) GENERAL. A Former 3M Participant who terminates employment on or after his EUR Date and who elects to begin receipt of his benefits before his Normal Retirement Date shall be entitled to receive a subsidy equal to his accrued benefit determined as of June 30, 1997 without reference to the subsection (ii) below, and his accrued benefit determined as of June 30, 1997 determined in accordance with subsection (ii) below.

                  (ii) 100% SUBSIDY. If the payment of a Former 3M Participant's Accrued Benefit begins on or after his EUR Date and before his Normal Retirement Date, then the portion of his accrued benefit attributable to his Accrued Benefit as of June 30, 1997 shall equal 100% of his accrued benefit as of June 30, 1997 which otherwise would be payable to him at his Normal Retirement Date.

         (2) SOCIAL SECURITY SUPPLEMENT. If a Former 3M Participant who terminates employment as an Employee on or after his EUR Date and begins receiving a benefit on or after his EUR Date but before age 62, such Participant's Accrued Benefits shall be increased by providing such Participant with an additional benefit, payable monthly, beginning with the month which includes his Annuity Starting Date and ending with the month in which he reaches age 62 or his date of death, if earlier, by an amount which shall equal the amount of his Social Security Benefit.

         (3) MCCARTHY ENTERPRISES, INC. Solely for the purposes of determining whether an Eligible McCarthy Employee is eligible for the early unreduced retirement provisions of this section with respect to his Accrued Benefit as determined as of December 31, 1986, his continuous employment with McCarthy from December 31, 1986 until the date he



                                                             Pension Equity Plan
         first terminates employment with McCarthy shall be deemed to be employment as an Employee under the Plan. If an Eligible McCarthy Employee is reemployed as an Employee after December 31, 1986, his eligibility for the early unreduced retirement provisions with respect to that portion of his Accrued Benefit, if any, accrued after December 31, 1986 shall be determined without regard to the special rules of this section (3).

         (4) THE MILNER COMPANY. Solely for purposes of determining whether an Eligible Milner Employee is eligible for the early unreduced retirement provisions of this section with respect to his Accrued Benefit as determined as of April 26, 1987, his continuous employment with Milner from April 26, 1987 until the date he first terminates employment with Milner shall be deemed to be employment as an Employee under the Plan.

(b)      EARLY RETIREMENT TIMING AND AMOUNT.

         (1) TIMING. Each Former 3M Participant who terminates employment as an Employee as of the first day of the month coincident with or next following the date he reaches age 55 shall be fully vested in his Accrued Benefit (without regard to his completed Years of Service) and such Participant shall be entitled to begin receiving his Accrued Benefit in accordance with Article Six of the Plan.

         (2) AMOUNT. If a Former 3M Participant terminates employment as an Employee in accordance with Sec. 3.3(b)(1) above either (i) before his EUR Date if he has an EUR Date or (ii) if he does not have an EUR Date, then his benefit shall be the greater of (A) and (B) where

                           "(A)" equals the greater of (i) or (ii) where

                                    (i) equals his Accrued Benefit as reduced in accordance with Sec. 3.3 above as if such Former 3M Participant had elected to begin receiving his benefit as of the date his employment actually terminates and

                                    (ii) equals his Accrued Benefit as reduced by the product of 5% and 1/12th of the number of months by which his Annuity Starting Date precedes the earlier of his Normal Retirement Date or his EUR Date, if any and

                           "(B)" equals his Accrued Benefit determined as of June 30, 1986 (in accordance with the terms of the 3M Plan as of June 30, 1986) as reduced by the product of 5% and 1/12th of the number of months by which his Annuity Starting Date precedes the earlier of his 62nd birthday or his EUR



                                                             Pension Equity Plan

                           Date, if any. If such Participant terminates employment on or after his EUR Date, his benefit shall be determined in accordance with Sec. 3.3(a)(1) above.

(c) NORMAL BENEFIT FORM - FULLY SUBSIDIZED JOINT AND 50% SURVIVOR ANNUITY. Notwithstanding Sec. 6.1(a)(2) of the Plan, each Former 3M Participant who finally terminates employment as an Employee on or after age 55 shall be entitled to receive retirement benefits (exclusive of any supplement described in Sec. 4.3(a)(2) above) in the form of a fully subsidized (as described in section 417 of the Code) joint and 50% survivor annuity payable to the Participant if the Participant has a Spouse on his Benefit Commencement Date. The monthly benefit payable to such Former 3M Participant during his lifetime shall be equal to the monthly benefit payable to him in the single life form of annuity described in Sec. 6.3(a)(1) of the Plan and monthly benefit equal to 50% of the benefit payable to the Participant shall be payable to the Participant's surviving Spouse for such Spouse's lifetime.

                                  ARTICLE FOUR

               SPECIAL VESTING PROVISIONS FOR CERTAIN PARTICIPANTS
               ---------------------------------------------------

4.1. APPLICATION. This Article Four shall apply only to Eligible McCarthy Employees, Eligible Milner Employees, and Plaza Employees described below.

4.2. DEFINITIONS. The terms in this Article Four shall have the meanings set forth opposite such terms for purposes of this Article Four. Except as provided in this Sec. 4.2, a capitalized term shall have the meaning set forth in the Plan as in effect on June 30, 1997.

(a) ELIGIBLE MCCARTHY EMPLOYEE. Each Former 3M Participant who is a McCarthy Employee, and whose projected EUR Date as determined as of December 31, 1986 was on or before January 1, 2002.

(b) ELIGIBLE MILNER EMPLOYEE. Each Former 3M Participant who is a Milner Employee, and whose projected EUR Date (as defined in Sec. 4.3(a)(1)) as determined as of April 26, 1987 was on or before May 1, 2002.

(c) EUR DATE. Notwithstanding any contrary Plan provision, the term "EUR Date" means for each Former 3M Participant the first day of the month coinciding with or next following the date such Participant satisfies (or would have satisfied if he had continued in employment as an Employee) the age and service criteria set forth below:


                                                             Pension Equity Plan

                        ATTAINED AGE AT                  COMPLETED YEARS OF
                  BENEFIT COMMENCEMENT DATE                BENEFIT SERVICE
                  -------------------------                ---------------

                            62 to 65                            28
                            61                                  29
                            60                                  30
                            59                                  32
                            58                                  34

                  Such age and service criteria shall be adjusted, for any Annuity Starting Date which is not on a Participant's birthday in accordance with the following rules:

                           (i) The number of completed Years of Service for a Participant whose Annuity Starting Date is between 58th and 60th birth dates shall be equal to (A) the completed Years of Service for his "attained age" at his last birthday reduced by (B) the product of 1/6 and the number of months by which his "attained age" at his Annuity Starting Date exceeds his "attained age" at his last birthday.

                           (ii) The number of completed Years of Service for a Participant whose Annuity Starting Date is between his 60th and 62nd birth dates shall be equal to (A) the completed Years of Servic e for his "attained age" at his last birthday reduced by (B) the product of 1/12 and the number of months by which his "attained age" at his Annuity Starting Date exceeds his "attained age" at his last birthday.

(d) FORMER LBP PARTICIPANT. A person who was a participant in the Harris/LBP Plan before October 1, 1989.

(e) FORMER HARRIS/DPI PARTICIPANT. A person who was a participant in the Harris/DPI Plan before October 1, 1989.

(e) FORMER 3M PARTICIPANT. A Former Harris/DPI Participant who transferred from 3M or its affiliates to the employ of Harris/DPI before June 30, 1986 in accordance with the joint venture agreement between Harris/DPI and 3M and each Former Harris/DPI Participant who transferred from 3M Puerto Rico, Inc. to Harris/DPI after January 31, 1987 but before August 1, 1987 in accordance with the joint venture agreement between Harris/DPI and 3M and with respect to whom assets and liabilities were transferred to the Harris/DPI Plan from the 3M Plan.

(g)      HARRIS/DPI.  Harris/3M Document Products, Inc.


                                                             Pension Equity Plan

(h) HARRIS/DPI PLAN. The Harris/3M Document Products, Inc. Pension Plan as last amended and restated effected as of July 1, 1987.

(i) HARRIS/LBP PLAN. The Harris/Lanier Retirement Plan and Trust Agreement as last amended and restated effective as of January 1, 1988.

(j)      MCCARTHY. McCarthy Enterprises, Inc.

(k) MCCARTHY EMPLOYEE. Each individual (1) who was an Eligible Employee (as determined under the Plan in effect at that time) at the Columbus, Ohio District Office or the Cincinnati, Ohio District Office on December 31, 1986, (2) who as of such date has not reached his Vested Date and (3) who as of the close of business on such date became an employee of McCarthy as a result of the sale of certain assets of the Plan Sponsor to McCarthy on such date.

(l)      MILNER. The Milner Company.

(m) MILNER EMPLOYEE. Each individual (1) who is an Eligible Employee (as determined under the Plan in effect at that time) at the Headquarters Office of Harris/DPI in Atlanta, Georgia, an Atlanta Region Office or a Fort Lauderdale Region Office on April 26, 1987, (2) who as of such date has not reached his Vested Date and (3) who as of April 27, 1987 became an employee of Milner as a result of the sale of certain assets of the Plan Sponsor to Milner on such date.

(n) PLAZA EMPLOYEE. Each individual who was an Eligible Employee performing services at the Executive Conference Center, Inc. before January 1, 1991 and who as of the close of business on January 1, 1991 became an employee of Hotel Management Services, Inc.

(o)      3M. Minnesota Mining and Manufacturing Company.

4.3      SPECIAL VESTING PROVISIONS.

         (a) MCCARTHY EMPLOYEES. The nonforfeitable benefit, if any, payable to or on behalf of a McCarthy Employee shall be determined as follows:

                  (1) Solely for purposes of determining a McCarthy Employee's nonforfeitable interest in his Accrued Benefit as of December 31, 1986, his Years of Service and his Vested Date shall be determined as if his continuous employment with McCarthy from December 31, 1986 until the date he first terminates employment with McCarthy is employment as an Employee under the Plan.

                  (2) No benefit shall be payable under the Plan to any McCarthy Employee who terminates employment with McCarthy before he completes 10 Years of



                                                             Pension Equity Plan

                  Service or, if he is an employee of McCarthy on July 1, 1989, 5 Years of Service except to the extent a benefit is payable to such individual as a result of reemployment as an Eligible Employee after December 31, 1986.

                  (3) If a McCarthy Employee is reemployed as an Eligible Employee after December 31, 1986, his nonforfeitable interest in that portion of his Accrued Benefit, if any, accrued after such date shall be determined solely with respect to his Years of Service under the Plan without regard to the special rules of this section and no such individual shall receive service credit (for vesting or benefit purposes) for employment with McCarthy with respect to any benefits accrued under the Plan after December 31, 1986.

         (b) MILNER EMPLOYEES. The nonforfeitable benefit, if any, payable to or on behalf of a Milner Employee shall be determined as follows:

                  (1) Solely for purposes of determining a Milner Employee's nonforfeitable interest in his Accrued Benefit as of April 26, 1987, his Years of Service and his Vested Date with respect to such Accrued Benefit shall be determined as if his continuous employment with Milner from April 26, 1987 until the date he first terminates employment with Milner is employment as an Employee under the Plan.

                  (2) Such Accrued Benefit shall be payable to him as of his Normal Retirement Date or as of the first day of any month coinciding with or following the date on which he reaches age 55 and completes 10 Years of Service (as determined in accordance with subsection (3) below) and any survivor benefit under Article Seven attributable to such Accrued Benefit shall be payable to his Spouse, provided, that any Milner Employee who is also a Former LBP Participant may receive his Accrued Benefit at any time after his terminates employment with Milner.

                  (3) No benefit shall be payable under the Plan to any Milner Employee who terminates employment with Milner before he completes 10 Years of Service, or, if he is an Employee of Milner on July 1, 1989, 5 Years of Service except to the extent a benefit is payable to such individual as a result of reemployment as an Eligible Employee after April 26, 1987.

                  (4) If a Milner Employee is reemployed as an Eligible Employee after April 26, 1987, his nonforfeitable interest in that portion of his Accrued Benefit, if any, accrued after April 26, 1987 shall be determined solely with respect to his Years of Service under the Plan without regard to the special rules of this section and no such individual shall receive service credit (for vesting or benefit purposes) for



                                                             Pension Equity Plan
                  employment with Milner with respect to any benefits accrued under the Plan after April 26, 1987.

         (c) PLAZA EMPLOYEES. Solely for purposes of determining a Plaza Employee's nonforfeitable interest in his Accrued Benefit as of January 1, 1991, his Years of Service and his Vested Date with respect to such Accrued Benefit shall be determined as if his employment with Hotel Management Services, Inc. is employment as an Employee under the Plan as long as such Plaza Employee is treated as a "leased employee" of an Affiliate under section 414 of the Code. His Accrued Benefit shall be payable to him in accordance with Article Six of the Plan; however, a Plaza Employee shall not be treated as having terminated employment until such time as he is no longer treated as a "leased employee" under the Plan or such earlier time as distribution is permissible under the Code and consistent with the timing rules of Article Six of the Plan.

                                  ARTICLE FIVE

                       ACCRUED BENEFIT AS OF JUNE 30, 1997

5.1 GENERAL. Notwithstanding anything in the Plan or this Exhibit A to the contrary, the Accrued Benefit of a participant shall not be less than the participant's Accrued Benefit under the Plan as of June 30, 1997 (as determined under the terms of the Plan in effect as of such date), or in the case of a participant employed by Lanier Puerto Rico, Inc. as of July 15, 1997 (as determined under the terms of the Plan in effect as of June 30, 1997).


                                                             Pension Equity Plan

                              AMENDMENT NUMBER ONE
                                     TO THE
                   LANIER WORLDWIDE, INC. PENSION EQUITY PLAN

         WHEREAS, Lanier Worldwide, Inc. (the "Corporation") maintains for the benefit of certain employees the Lanier Worldwide, Inc. Pension Equity Plan (as amended and restated as of July 1, 1997) (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 11.5 of the Plan; and

         WHEREAS, the Corporation desires to amend the Plan in certain respects effective July 1, 1997.

         NOW, THEREFORE, BE IT RESOLVED, that pursuant to the authority granted in Section 11.5 of the Plan, Section 3.32 of the Plan is hereby amended as follows:

         3.32 PRIOR PLAN ACCRUED BENEFIT. For each Participant employed by Lanier Puerto Rico, Inc. in the Plan on July 15, 1997, and for each other Participant in the Plan on June 30, 1997, his Accrued Benefit determined in accordance with the terms of the Plan in effect as of June 30, 1997.

         FURTHER RESOLVED, the first sentence of Section 5.2(b) is hereby amended as follows:

         Except as provided in Sec. 5.2(c), (d), (e) and (f), a Participant's Accrued Benefit Percentage shall be equal to the sum of the following applicable percentages:

         FURTHER RESOLVED, the first sentence of Section 5.2(c) is hereby amended as follows:

         Except as provided in Sec. 5.2(e) and (f) for Participants employed by Lanier Puerto Rico, Inc., the Accrued Benefit Percentage of a Participant with an Accrued Benefit on June 30, 1997 shall be equal to the greater of the following:

         FURTHER RESOLVED, Section 5.2(d) is hereby amended as follows:

         (d) ALTERNATIVE BENEFIT DETERMINATION FOR CERTAIN PLAN PARTICIPANTS WITH A PRIOR PLAN ACCRUED BENEFIT. If a Participant satisfies the requirements of (i) or (ii) below, then such Participant's benefit payable under the Plan shall be the greater of (a) his Accrued Benefit determined as of his Employment Termination Date and (b) his Prior Plan Accrued Benefit. In the case of a Participant who satisfies the requirements of clause (i) below, the Average Compensation and Years of Service used in determining his Prior Plan Accrued Benefit shall be determined as of his Employment Termination Date. In the case of a participant who satisfies the requirements of clause (ii) below, the Years of Service used in determining his Prior Plan Accrued Benefit shall be determined as of his Employment Termination Date and the Average Compensation used in determining his Prior Plan Accrued Benefit shall be determined as of December 31, 1997.

                  (i) The Participant had attained his Early Retirement Date or his Normal Retirement Age as of July 1, 1997, or in the case of a Participant employed by Lanier Puerto Rico, Inc., as of July 15, 1997; or

                  (ii) The Participant's Early Retirement Date was within five years of July 1, 1997 (or in the case of a Participant employed by Lanier Puerto Rico, Inc., as of July 15, 1997) provided the Participant remained employed by an Employer during that period, or the Participant is a Former 3M Participant (as defined in Exhibit A) who is eligible for an early unreduced retirement benefit in accordance with Sec. 3.4 of Exhibit A.

For purposes of this Sec. 5.2(d), the Prior Plan Accrued Benefit will be expressed in the form of a lump sum payment (a lump sum Actuarial Equivalent) and will be reduced by 1.5% of the Participant's Average Compensation (determined as of the Participant's Employment Termination Date or December 31, 1997 as provided above) multiplied by the Participant's Years of Service for purposes of benefit accrual since July 1, 1997.

FURTHER RESOLVED, Section 5.2(e) is hereby amended as follows:

ACCRUED BENEFIT PERCENTAGES OF EMPLOYEES OF LANIER PUERTO RICO, INC. Except as provided in Sec. 5.2(f), the Accrued Benefit Percentage of a Participant who is an employee of Lanier Puerto Rico, Inc. shall be equal to the sum (1) plus (2) where:

                  "(1)" is the sum of the following applicable percentages based on the Participant's age:

                           (i) 1.5% for each Year of Service before the Participant attains age 35;

                           (ii) 4% for the Year of Service in which the Participant attains age 35, as provided in clauses
                           (vii), and for each Year of Service thereafter before the Participant attains age 40;

                           (iii) 6% for each Year of Service in which the Participant attains age 40, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 50;

                           (iv) 10% for each Year of Service in which the Participant attains age 50, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 55;

                           (v) 12% for each year of Service in which the Participant attains age 55, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 60;

                           (vi) 13% for each Year of Service in which the Participant attains age 60, as provided in clause
                           (vii), and for each Year of Service thereafter.

                           (vii) for each Year of Service in which the Participant attains age 35, 40, 50, 55, or 60, the relevant applicable percentage shall be the sum of pro rata portions of each of the percentages applicable before and after the Participant attains the relevant age. Such pro rata portions shall be determined as follows:

                                    (1) THE PRE-ATTAINED AGE PORTION. The
                                    product of 1.5%, 4%, 6%, 10%, or 12%, as
                                    applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year up to, but not including, the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                                    (2) THE POST-ATTAINED AGE PORTION. The
                                    product of 4%, 6%, 10%, 12%, or 13%, as
                                    applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year beginning with the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                           (viii) For the year in which a Participant terminates employment, the relevant percentage shall be determined by multiplying the applicable percentage by a fraction, the numerator of which is the number of full months during which the Participant is employed by an Employer and the denominator of which is 12.

                  "(2)" is the sum of the following applicable percentages based on the Participant's Years of Service:

                           (i) 1% for each Year of Service up to and including the Participant's 20th Year of Service;

                           (ii) 2% for each Year of Service commencing with the Participant's 21st Year of Service and up to and including the Participant's 25th Year of Service;

                           (iii) 3% for each year of Service commencing with the Participant's 26th Year of Service.

Notwithstanding anything in the Plan to the contrary, the benefits of a Participant who is an employee of Lanier Puerto Rico, Inc. and who terminates employment with Lanier Puerto Rico, Inc. prior to July 15, 1997 shall be determined in accordance with the terms of the Plan in effect on June 30, 1997.

FURTHER RESOLVED, the Plan is amended to include the following Section 5.2(f):

(f) ACCRUED BENEFIT PERCENTAGES OF PARTICIPANTS EMPLOYED BY LANIER PUERTO RICO, INC. ON JULY 15, 1997. The Accrued Benefit Percentage of a Participant employed by Lanier Puerto Rico, Inc. with an Accrued Benefit on July 15, 1997 shall be equal to the greater of the following:

         (1) the Participant's Accrued Benefit Percentage under Sec. 5.2(e), except that if the Participant had attained age 40 and had at least five years of Service on July 15, 1997, the Participant's Accrued Benefit Percentage shall be increased by 1% for each year of the Participant's full Years of Service prior to such date; and

         (2) the sum of (A) and (B) where:

                  "(A)" is the Participant's Accrued Benefit Percentage under Sec. 5.2(e) for Years of Service after July 15, 1997;

                  "(B)" is the percentage which is equal to (I) divided by (II), where:

                           "(I)" is the lump sum Actuarial Equivalent of the Participant's Prior Plan Accrued Benefit on July 15, 1997 determined in accordance with Sec. 3.3(a), provided that for this purpose only the interest rate shall be the rate in effect one month prior to the month identified in Sec. 3.3(a); and

                           "(II)" is 150% of the Participant's Average
                           Compensation as of July 15, 1997 (determined in accordance with the terms of the Plan in effect on June 30, 1997), minus the lesser of (I) 50% of his Average Compensation as of July 15, 1997 (determined in accordance with the terms of the Plan in effect on June 30, 1997) and (II) 50% of his Covered Compensation as of July 15, 1997 (determined in accordance with the terms of the Plan in effect on June 30, 1997).

FURTHER RESOLVED, Section 5.1 of Exhibit A is hereby amended as follows:

GENERAL. Notwithstanding anything in the Plan or this Exhibit A to the contrary, the Accrued Benefit of a Participant shall not be less than the Participant's Accrued Benefit under the Plan as of June 30, 1997 (as determined under the terms of the Plan in effect as of such date), or in the case of a Participant employed by Lanier Puerto Rico, Inc. as of July 15, 1997 (as determined under the terms of the Plan in effect as of June 30, 1997).

                                  JULY 25, 1997
                  MINUTES OF THE PENSION/COMPENSATION COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             LANIER WORLDWIDE, INC.


The committee discussed and approved an amendment to the Pension Equity Plan. (attached). Approval was given for FY `98 salary actions affecting selected members of the Lanier Executive Team (attached). Final authorization for Long Term Incentive Plan (LTIP) assessments and payouts as well as pay actions for the Executive Vice Presidents, General Managers and Lanier President will occur at the August Board of Director meeting of Harris Corporation.

                              AMENDMENT NUMBER TWO
                                     TO THE
                             LANIER WORLDWIDE, INC.
                               PENSION EQUITY PLAN

                  WHEREAS, Lanier Worldwide, Inc. a Delaware corporation (the "CORPORATION"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Pension Equity Plan (as amended and restated as of July 1, 1997) (the "PLAN"); and

                  WHEREAS, the Plan was amended and restated effected July 1, 1997 to, among other things, modify the definition of "Compensation" to exclude therefrom payments made to a Participant under long-term incentive plans, including the Harris Corporation Stock Incentive Plan; and

                  WHEREAS, notwithstanding the amendment referred to above, the Corporation now desires to include amounts received under the Harris Corporation Stock Incentive Plan in respect of the exercise of options on or prior to December 31, 1997 (which date corresponds to amounts reported on a Participant's W-2 for calendar 1997) in the definition of Compensation and to make certain clarifying amendments to the Plan.

                  NOW, THEREFORE, pursuant to the power of amendment contained in Section 11.5 of the Plan, the Plan is hereby amended as follows:

                  1. Effective as of the date hereof, Section 3.13 is amended in its entirety to read as follows:

                  3.13 COMPENSATION - For each Participant, the term "Compensation: includes remuneration described in paragraphs (a) and
         (b) below, except for the remuneration described in paragraph (c) below, which is excluded.

                  (a) The Participant's base salary and wages paid by the Participant's Employer, and certain other amounts paid by the Employer that are includible in the Participant's gross income, including income attributable to the grant, vesting or exercise of an option or performance share award under the Harris Corporation Stock Incentive Plan, overtime payments, commission payments, annual bonuses, regional and shift differentials, vacation pay, compensation received while on an Authorized Leave of Absence, and short-term disability payments.

                  (b) Elective deferrals made by an Employer on behalf of the Participant that are not includible in the Participant's gross income for federal income tax purposes for such period because such deferrals either (i) are contributed to a cash or deferred arrangement described in Section 401(k) of the Code or (ii) are excluded under Section 125 of the Code.

                  (c) Any payments made under a severance pay plan or program, any payment made in consideration of the Participant's release of claims in favor of an Employer or an Affiliate, any foreign or domestic assignment allowance, any contest payments, any expense related reimbursements (including reimbursements commonly referred to as "runzheimer" payments), any signing bonuses, any payment made under any long-term incentive plan (including, but not limited to, income attributable to the grant, vesting or exercise of an option or performance share award under the Harris Corporation Stock Incentive Plan, other than income attributable to the exercise of options under the Harris Corporation Stock Incentive Plan on or prior to December 31, 1997), the value of life insurance includible in the Participant's gross income, and any non-cash perquisites.

                  2. Section 5.2(d) is amended by substituting the words "under the terms of this Plan in effect on his Employment Termination Date" for the words "as of his Employment Termination Date" (i) appearing in the second and third sentences thereof and (ii) appearing in the parenthetical in the last sentence thereof.

                  3. Section 11.1 is amended by inserting the words "or the Committee" immediately after the words "the Board" appearing in the first sentence thereof.

                  4. Section 11.3 is amended by inserting the words "or the Committee" immediately after the term "Plan Sponsor" wherever such term appears in such Section.

                  5. Section 11.5 is amended by inserting the words "or the Committee" immediately after the words "the Board."

                  IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused this instrument to be executed on its behalf by its duly authorized officer on this 26th day of June, 1998.

                                       LANIER WORLDWIDE, INC.


                                       By:
                                          --------------------------

                                       Name:

                                       Title:

                             AMENDMENT NUMBER THREE
                                     TO THE
                   LANIER WORLDWIDE, INC. PENSION EQUITY PLAN


         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Pension Equity Plan (as amended and restated as of July 1, 1997) (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 11.5 of the Plan; and

         WHEREAS, the Corporation desires to amend the Plan effective July 1, 1997 (except where otherwise noted), to clarify certain administrative details of Plan operation; and

         WHEREAS, the Corporation intends that no accrued benefit as of the date this amendment is adopted shall be reduced by the following clarifications.

         NOW, THEREFORE, pursuant to the power of amendment contained in Section
11.5 of the Plan, the Plan is hereby amended as follows effective as of July 1, 1997 (except where otherwise provided):

         1. The last sentence of the first paragraph of Section 3.39(b)(1) of the Plan is replaced in its entirety by:

                  An Eligible Employee will be deemed to be a Participant for a full calendar month at the beginning of a period of employment if he is both a Participant and an Eligible Employee continuously from the 15th through the end of the month, and an Eligible Employee will be deemed to be a Participant for a full calendar month at the end of a period of employment if he is both a Participant and an Eligible Employee continuously from the 1st through the 16th of the month.

         2. Section 5.2(c)(2)(B) of the Plan is amended in its entirety to read as follows:

                  (B) is the percentage which is equal to (I) divided by (II), where:

                           "(I)" is the lump sum Actuarial Equivalent of the Participant's Prior Plan Accrued Benefit on June 30, 1997, determined in accordance with ss.3.3(a), provided that for this purpose only: (i) the interest rate shall be the rate in effect one month prior to the month identified in ss.3.3(a); (ii) Covered Compensation used to determine the Participant's Prior Plan Accrued Benefit shall be Covered Compensation for Plan Year 1997 as of July 1, 1997;
                           (iii) the Actuarial Equivalent rates contained in ss.3.3(a)(2) shall be used if and only if the Participant's Early Retirement Date coincides with or precedes July 1, 2002; and, (iv) in the case of
                           (iii) above, the rates contained in ss.3.3(a)(2) shall be applied as if the Participant terminated or retired July 1, 1997; and

                           "(II)" is 150% of the Participant's Average
                           Compensation as of June 30, 1997 (determined in accordance with the terms of the Plan in effect on such date), minus the lesser of: (i) 50% of the Participant's Average Compensation as of June 30, 1997 (determined in accordance with the terms of the Plan in effect on such date), and (ii) 50% of the Participant's Covered Compensation as of July 1, 1997.

         3. Section 5.2(e)(I) of the Plan is amended in its entirety to read as follows:

                  "(I)" is the sum of the following applicable percentages based on the Participant's age:

                           (i) 2.5% for each Year of Service before the Participant attains age 35;

                           (ii) 5% for the Year of Service in which the Participant attains age 35, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 40;

                           (iii)7% for each Year of Service in which the Participant attains age 40, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 50;

                           (iv) 11% for each Year of Service in which the Participant attains age 50, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 55;

                           (v) 13% for each Year of Service in which the Participant attains age 55, as provided in clause
                           (vii), and for each Year of Service thereafter before the Participant attains age 60;

                           (vi) 14% for each Year of Service in which the Participant attains age 60, as provided in clause
                           (vii), and for each Year of Service thereafter.

                           (vii) for each Year of Service in which the Participant attains age 35, 40, 50, 55 or 60, the relevant applicable percentage shall be the sum of pro rata portions of each of the percentages applicable before and after the Participant attains the relevant age. Such pro rata portions shall be determined as follows:

                                (1) THE PRE-ATTAINED AGE PORTION. The product of 2.5%, 5%, 7%, 11%, or 13%, as applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year up to, but not including, the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                                (2) THE POST-ATTAINED AGE PORTION. The product of 5%, 7%, 11%, 13%, or 14%, as applicable, multiplied by a fraction, the numerator of which shall be the number of full months during such year beginning with the month in which the Participant attained the relevant age and the denominator of which shall be 12.

                  (viii) For the year in which a Participant terminates employment, the relevant percentage shall be determined by multiplying the applicable percentage by a fraction, the numerator of which is the number of full months during which the Participant is employed by an Employer and the denominator of which is 12.

         4. Section 5.2(f)(2)(B) of the Plan is amended in its entirety to read as follows:

                  "(B)" is the percentage which is equal to (I) divided by (II), where:

                           "(I)" is the lump sum Actuarial Equivalent of the Participant's Prior Plan Accrued Benefit on July 15, 1997, determined in accordance with ss.3.3(a), provided that for this purpose only: (i) the interest rate shall be the rate in effect one month prior to the month identified in ss.3.3(a); (ii) Covered Compensation used to determine the Participant's Prior Plan Accrued Benefit shall be Covered Compensation for Plan Year 1997 as of July 15, 1997;
                           (iii) the Actuarial Equivalent rates contained in ss.3.3(a)(2) shall be used if and only if the Participant's Early Retirement Date coincides with or precedes July 1, 2002; and, (iv) in the case of (iii) above, the rates contained in ss.3.3(a)(2) shall be applied as if the Participant terminated or retired July 15, 1997; and

                           "(II)" is 150% of the Participant's Average
                           Compensation as of July 15, 1997, minus the lesser of: (i) 50% of the Participant's Average Compensation as of July 15, 1997 and (ii) 50% of the Participant's Covered Compensation as of July 15, 1997.

         5. Effective July 1, 1998, Sections 6.1 and 7.1 of the Plan and Section 1.3(a) of EXHIBIT A of the Plan are hereby amended to replace "$3,500" with "$5,000 (or such other amount permitted under applicable law)".

         6. Sections 3.3(a) and (b) of EXHIBIT A of the Plan are amended in their entirety to read as follows:

         (a) SUBSIDIZED EARLY RETIREMENT BENEFITS. In the calculation of a Prior Plan Accrued Benefit prior to Normal Retirement Date with respect to a Participant who terminates employment as an Employee on or after his Early Retirement Date and before his Normal Retirement Date, such benefit shall be reduced for early commencement in accordance with the table below:

                  Participant's Age                    Percentage of Benefit
                  -----------------                    ---------------------

                           65                                    100%
                           64                                     99
                           63                                     97
                           62                                     92
                           61                                     86
                           60                                     80
                           59                                     74
                           58                                     68
                           57                                     62
                           56                                     56
                           55                                     50

         7. that Section 3.4(a)(1) of EXHIBIT A of the Plan is amended in its entirety to read as follows:

         (1) UNREDUCED BENEFIT. In the calculation of a Prior Plan Accrued Benefit for a Former 3M Participant who terminates employment as an Employee on or after his EUR Date, such benefit shall be his Prior Plan Accrued Benefit without reduction for early commencement.

         8. Section 3.4(b)(2) of EXHIBIT A of the Plan is amended in its entirety to read as follows:

         (2) AMOUNT. In the calculation of a Prior Plan Accrued Benefit for a Former 3M Participant who terminates employment as an Employee on or after his Early Retirement Date and prior to his EUR Date, or prior to his Normal Retirement Date if he does not have an EUR Date, such benefit shall be reduced for early commencement by 5/12% for each month prior to the earlier of his Normal Retirement Date or his EUR Date, or reduced by the factors contained in Section 3.3(a) of Exhibit A if more favorable.

         9. Section 3.4(d) is added at the end of EXHIBIT A of the Plan:

                  (d) SPECIAL EARLY RETIREMENT BENEFIT. A Former 3M Participant (i) whose Early Retirement Date does not occur by July 1, 2002 and (ii) who retires on or after his Early Retirement Date and prior to his Normal Retirement Date, shall be entitled to a special early retirement minimum benefit determined as follows:

                           (1) The Participant's Lump Sum Benefit under Section 5.2(c) shall be recalculated using his Average Compensation as of December 31, 1997 and his Accrued Benefit Percentage as of his Employment Termination Date.

                           (2) Such Lump Sum Benefit shall be converted to a Single Life Annuity at Normal Retirement Date using the Actuarial Equivalent interest and mortality rates applicable to Lump Sum Benefits.

                           (3) Such Single Life Annuity shall be reduced for early commencement by 5/12% for each month prior to the earlier of his Normal Retirement Date or his EUR Date, or reduced by the factors contained in Section 3.3(a) of Exhibit A if more favorable.

                           (4) The resulting early retirement annuity shall be converted to a Lump Sum Benefit using the Actuarial Equivalent interest and mortality rates applicable to Lump Sum Benefits.

                             AMENDMENT NUMBER FOUR
                                     TO THE
                   LANIER WORLDWIDE, INC. PENSION EQUITY PLAN



         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation"), heretofore has adopted and maintains the Lanier Worldwide, Inc. Pension Equity Plan (as amended and restated as of July 1, 1997) (the "Plan");

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 11.5 of the Plan; and

         WHEREAS, the Corporation desires to amend the Plan effective July 1, 1997 in certain respects.

         NOW, THEREFORE, pursuant to the power of amendment contained in Section
11.5 of the Plan, the Plan is hereby amended as follows effective as of July 1, 1997:

         1. Section 3.3(a)(1) is hereby amended to add the following at the end thereof:

         For purposes of section 417 of the Code, the "stability period" shall be the Plan Year and the "lookback month" shall be the May prior to applicable Plan Year.

         2. Section 3.13 of the Plan is hereby amended to add the following sentence at the end thereof:

         Notwithstanding any provision in the Plan to the contrary, the Accrued Benefit of a Participant who is "section 401(a)(17) employee" (as such term is defined in Treasury Regulation Sec. 1.401(a)(17)-1(e)(2)(i)) shall be determined in accordance with Treasury Regulation Sec. 1.401(a)(17)-l(e).

         3. Section 6.2(c) of the Plan is hereby amended to delete therefrom the final sentence.

         4. Section 6.2(d) of the Plan is hereby amended to read as follows:

         (d) REQUIRED BEGINNING DATE. Notwithstanding any provision in the Plan to the contrary, if a Participant who is a "five percent owner" (as defined in section 416(i) of the Code) does not retire or otherwise terminate employment with his Employer on or before April I of the year following the year in which the Participant attains age 70 1/2 (his "required beginning date"), distribution of his Accrued Benefit shall commence as of such April I (or such later date as may be permitted by the Code or applicable regulations).

         Any other Participant who does not retire or terminate employment with his Employer on or before his required beginning date shall be permitted to elect to receive his Accrued Benefit as of his required beginning date. The Accrued Benefit of a Participant who is not a five percent owner and who does not elect receive his Accrued Benefit as of his required beginning date shall be actuarially increased for the period commencing on his required beginning date and ending on the date distribution of his Accrued Benefit commences (including any suspendible service under section 203(a) of ERISA), using the mortality table described in ss.-3.3(b)(1) and interest rate described in ss.3.3(b)(2). If a Participant who attained age 70 1/2 before January 1, 1997 and has not retired or terminated employment with his Employer elects to stop receiving distributions of his Accrued Benefit, there shall be no new Annuity Starting Date upon recommencement of distribution of his Accrued Benefit.

         5. Section 12.1 is hereby amended to add the following after the third paragraph thereof:

         If a Participant's Accrued Benefit is paid in a form other than a straight life annuity, the Accrued Benefit must be actuarially adjusted as provided in this paragraph to a straight life annuity before applying the limitations of this Section. For limitation years beginning prior to January 1, 1995, such actuarially equivalent straight life annuity shall be determining using the greater of (i) using the interest rate specified Section 3.3 for determining actuarial equivalence for the same benefit form or (ii) an interest rate of five percent. For limitation years beginning after December 31, 1994, the actuarially equivalent straight life annuity shall equal the greater of
         (i) the annuity benefit computed using the interest rate and mortality table specified in Section 3.3 for determining actuarial equivalence for the same benefit form and (ii) the annuity benefit computed using an interest rate of five percent and the applicable mortality table defined under Section 3.3. Increases in frozen accrued benefits shall not be permitted except to the extent permitted by the Code or applicable regulations.

         In the event that benefits commence under the Plan at or after age 62 but prior to the Participant's "Social Security Retirement Age" (as defined in section 415(b)(8) of the Code), the Participant's Accrued Benefit may not exceed an annual benefit of $90,000, reduced by: (i) in the case of a Participant whose Social Security Retirement Age is 65, 5/9 of one percent for each month by which benefits commence prior to the month the Participant attains age 65 or (ii) in the case of a Participant whose Social Security Retirement Age is greater than 65, 5/9 of one percent for each of the first 36 months after age 62 and 5/12 of one percent for each additional month (up to 24 months) by which benefits commence prior to the month in which the Participant attains his Social Security Retirement Age. If a Participant receives his Accrued Benefit prior to attaining age 62, such Participant's Accrued Benefit shall be limited to the actuarial equivalent of the Participant's limitation for benefits commencing at age 62, with the reduced dollar limitation for such benefits further reduced for each month by which benefits commence prior to the month the Participant attains age 62. The annual benefit beginning prior to age 62 shall be determined as the lesser of (i) the equivalent annual benefit computed using the interest rate and mortality table equivalence used under the Plan to compute early retirement benefits and (ii) the equivalent annual benefit computed using a five percent interest rate and the applicable mortality table under Section 3.3.

         A Participant's "old-law benefits" (as defined in Revenue Ruling 98-1) to which section 415(b)(2)(E) of the Code is not applicable include each possible annuity starting date and optional form of benefit based on the Participant's Accrued Benefit as of July 1, 1997, and Method Three described in Q&A-14 of Revenue Ruling 98-1 shall be used to apply the limitations of section 415(b) of the Code to such benefits.

                              AMENDMENT NUMBER FIVE
                                     TO THE
                   LANIER WORLDWIDE, INC. PENSION EQUITY PLAN


         WHEREAS, Lanier Worldwide, Inc., a Delaware corporation (the "Corporation") heretofore has adopted and maintains the Lanier Worldwide, Inc. Pension Equity Plan (the "Plan"); and

         WHEREAS, the Corporation has the authority to amend the Plan pursuant to Section 11.5 of the Plan; and

         WHEREAS, the Corporation desires to amend the Plan in certain respects.

         NOW THEREFORE, pursuant to the power of amendment contained in Section
11.5 of the Plan, the Plan is hereby amended as follows:

         1. Section 3.7 of the Plan is hereby amended effective retroactively to July 1, 1997 to read as follows to clarify that average compensation is based on a Participant's final ten calendar years as an employee:

         3.7 AVERAGE COMPENSATION. As of any Determination Date, the average of a Participant's Compensation during the five consecutive complete calendar years during which the Participant was an Employee (or actual number of consecutive complete calendar years the Employee was an Employee if less than five) in which such average is highest out of the ten consecutive calendar year period during which the Participant was an Employee (or the actual number of consecutive calendar years the Employee was an Employee if less than ten) ending immediately prior to the calendar year that includes the Participant's Employment Termination Date. Notwithstanding the foregoing, (a) the ten calendar year period shall include the year that includes the Participant's Employment Termination Date if the inclusion of such year would increase the Participant's Average Compensation and (b) the Average Compensation of any Participant shall not be less than his Average Compensation determined as of July 31, 1991 under the Plan as in effect on such date.

         2. The last sentence of Section 3.39(a)(3) of the Plan is hereby amended effective retroactively to July 1, 1997 to read as follows to clarify the rules for service with an Affiliate:

         Employment by an Affiliate which is not an Employer shall be taken into account solely for purposes of (i) determining such Employee's Years of Service and eligibility to participate in the Plan, (ii) determining when such person has retired or otherwise terminated his employment and
         (iii) determining when such person has been reemployed or continues in employment to the same extent it would have had such service been as an Employee of an Employer.

         3. The last sentence of Section 4.1 of the Plan is hereby amended effective retroactively to July 1, 1997 to read as follows to clarify the participation requirements:

         An Eligible Employee who is classified as a temporary, summer or casual part-time employee shall become a Participant the first day of the month immediately following or coincident with the later of (i) the last day of the 12-month period beginning on such Eligible Employee's Employment Commencement Date (or any subsequent 12-month period beginning on any anniversary of such Employment Commencement Date) during which such Eligible Employee completes at least 1,000 Hours of Service or (ii) the date on which such Eligible Employee attains age 21.

         4. Section 5.3 of the Plan is hereby amended effective retroactively to July 1, 1997 to add the following two sentences at the end thereof to clarify the rules for service with an Affiliate:

         If an Affiliate ceases to be an Affiliate, any Participant employed by the Affiliate shall be deemed to have terminated employment as an Employee and as an employee of any Affiliate for purposes of the Plan. In no event will a Participant be treated as if he or she had terminated employment with an Employer if he or she is employed by an Affiliate.

         5. Section 11.5 of the Plan is hereby amended effective as soon as this Amendment Number Five is adopted by the board of directors of the Corporation to read as follows:

         11.5. AMENDMENT. The Plan Sponsor shall have the right at any time and from time to time to amend the Plan in any respect by action of the Chief Executive Officer and the Chief Operating Officer of the Plan Sponsor, provided that, except as specified in ss. 11.3, no amendment shall operate either directly or indirectly to give any Employer any interest in the Trust Fund or to permit the corpus or the income of the Trust Fund to be used or diverted for purposes other than for the exclusive benefit of Participants and Beneficiaries. No amendment shall eliminate or reduce an early retirement subsidy or eliminate an optional form of benefit except to the extent permissible under Section 411(d)(6) of the Code.